EXECUTION COPY



                         COVENANT ASSET MANAGEMENT, INC.
                            COVENANT TRANSPORT, INC.


                                   $25,000,000


                7.39% Guaranteed Senior Notes due October 1, 2005

                                PPN: 22283# AA 6



                              AMENDED AND RESTATED
                             NOTE PURCHASE AGREEMENT



                             Dated December 13, 2000


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                                TABLE OF CONTENTS

Section                                                                     Page
-------                                                                     ----

1.   AMENDMENT AND RESTATEMENT OF AGREEMENT ...................................1

2.   THE NOTES.................................................................1

3.   EFFECTIVENESS.............................................................2

4.   CONDITIONS TO EFFECTIVENESS...............................................2
     4.1.   Representations and Warranties.....................................2
     4.2.   Performance; No Default............................................2
     4.3.   Secretary's Certificate............................................2
     4.4.   Opinions of Counsel................................................2
     4.5.   Payment of Purchasers' Counsel Fees................................3
     4.6.   Intercreditor Agreement............................................3
     4.7.   Bank Loan Agreement................................................3
     4.8.   Prior Bank Loan Agreement; Collateral..............................3
     4.9.   Transaction Fee....................................................3
     4.10.  Proceedings and Documents..........................................3

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................4
     5.1.   Organization; Power and Authority..................................4
     5.2.   Authorization, etc.................................................4
     5.3.   Disclosure.........................................................4
     5.4.   Organization and Ownership of Shares of Subsidiaries; Affiliates...5
     5.5.   Financial Statements...............................................6
     5.6.   Compliance with Laws, Other Instruments, etc.......................6
     5.7.   Governmental Authorizations, etc...................................6
     5.8.   Litigation; Observance of Agreements, Statutes and Orders..........7
     5.9.   Taxes..............................................................7
     5.10.  Title to Property; Leases..........................................7
     5.11.  Licenses, Permits, etc.............................................8
     5.12.  Compliance with ERISA..............................................8
     5.13.  Private Offering by the Company....................................9
     5.14.  Use of Proceeds; Margin Regulations................................9
     5.15.  Existing Indebtedness; Future Liens................................9
     5.16.  Foreign Assets Control Regulations, etc...........................10
     5.17.  Status under Certain Statutes.....................................10
     5.18.  Environmental Matters.............................................10
     5.19.  Solvency..........................................................11

6.   REPRESENTATIONS OF THE PURCHASERS........................................11
     6.1.   Purchase for Investment...........................................11
     6.2.   Source of Funds...................................................11
     6.3.   Authorization, etc................................................13

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7.   INFORMATION AS TO COMPANY................................................13
     7.1.   Financial and Business Information................................13
     7.2.   Officer's Certificate.............................................16
     7.3.   Inspection........................................................16

8.   PREPAYMENT OF THE NOTES..................................................17
     8.1.   Required Prepayments..............................................17
     8.2.   Optional Prepayments with Make-Whole Amount.......................17
     8.3.   Allocation of Partial Prepayments.................................18
     8.4.   Maturity; Surrender, etc..........................................18
     8.5.   Purchase of Notes.................................................18
     8.6.   Make-Whole Amount.................................................18

9.   AFFIRMATIVE COVENANTS....................................................21
     9.1.   Compliance with Law...............................................21
     9.2.   Insurance.........................................................22
     9.3.   Maintenance of Properties.........................................22
     9.4.   Payment of Taxes and Claims.......................................22
     9.5.   Corporate Existence, etc..........................................22
     9.6.   Compliance with Parent Guarantee..................................23
10.  NEGATIVE COVENANTS.......................................................23
     10.1.  Transactions with Affiliates......................................23
     10.2.  Merger, Consolidation, etc........................................23
     10.3.  Sales of Assets...................................................24
     10.4.  Disposal of Ownership of a Subsidiary.............................25
     10.5.  Sale-and-Leaseback Transactions...................................25
     10.6.  Maintenance of Consolidated Tangible Net Worth....................26
     10.7.  Limitation on Total Debt; Limitation on Funded Debt Incurrence....26
     10.8.  Restricted Payments...............................................26
     10.9.  Restricted Investments............................................26
     10.10. Fixed Charges Coverage............................................27
     10.11. Liens.............................................................27
     10.12. Line of Business..................................................29
     10.13. Subsidiary Guaranty...............................................29

11.  EVENTS OF DEFAULT........................................................29

12.  REMEDIES ON DEFAULT, ETC.................................................32
     12.1.  Acceleration......................................................32
     12.2.  Other Remedies....................................................32
     12.3.  Rescission........................................................33
     12.4.  No Waivers or Election of Remedies, Expenses, etc.................33

13.  REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES............................33
     13.1.  Registration of Notes.............................................33
     13.2.  Transfer and Exchange of Notes....................................33

                                       ii

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     13.3.  Replacement of Notes..............................................34

14.  PAYMENTS ON NOTES........................................................34
     14.1.  Place of Payment..................................................34
     14.2.  Home Office Payment...............................................35

15.  EXPENSES, ETC............................................................35
     15.1.  Transaction Expenses..............................................35
     15.2.  Survival..........................................................36

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.............36

17.  AMENDMENT AND WAIVER.....................................................36
     17.1.  Requirements......................................................36
     17.2.  Solicitation of Holders of Notes..................................36
     17.3.  Binding Effect, etc...............................................37
     17.4.  Notes held by Company, etc........................................37

18.  NOTICES..................................................................37

19.  REPRODUCTION OF DOCUMENTS................................................38

20.  CONFIDENTIAL INFORMATION.................................................38

21.  SUBSTITUTION OF PURCHASER................................................39

22.  MISCELLANEOUS............................................................39
     22.1.  Successors and Assigns............................................39
     22.2.  Payments Due on Non-Business Days.................................40
     22.3.  Severability......................................................40
     22.4.  Construction......................................................40
     22.5.  Counterparts......................................................40
     22.6.  Governing Law.....................................................40

                                      iii

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SCHEDULE A        --    Information Relating To Purchasers

SCHEDULE B        --    Defined Terms

SCHEDULE 5.3      --    Disclosure Materials

SCHEDULE 5.4      --    Subsidiaries of the Company and Ownership of Subsidiary
                        Stock

SCHEDULE 5.5      --    Financial Statements

SCHEDULE 5.8      --    Certain Litigation

SCHEDULE 5.11     --    Patents, etc.

SCHEDULE 5.14     --    Use of Proceeds

SCHEDULE 5.15     --    Existing Indebtedness

SCHEDULE 10.9     --    Restricted Investments

SCHEDULE 10.11    --    Liens

EXHIBIT 1.2       --    Form of 7.39% Guaranteed Senior Note due October 1, 2005

EXHIBIT 4.11      --    Form of Subsidiary Guaranty

EXHIBIT 4.12      --    Form of Intercreditor Agreement

EXHIBIT 9.6       --    Parent Guarantee

                                       iv

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                         COVENANT ASSET MANAGEMENT, INC.
                           639 ISBELL ROAD, SUITE 390
                               RENO, NEVADA 89509


                7.39% GUARANTEED SENIOR NOTES DUE OCTOBER 1, 2005


                                                         Dated December 13, 2000

TO EACH OF THE PURCHASERS LISTED IN
         THE ATTACHED SCHEDULE A:


Ladies and Gentlemen:

         Reference is made to the Note Purchase Agreement (the "Original Agreement") dated as of May 15, 2000 among Covenant Asset Management, Inc., a Nevada corporation (the "Company"), and Covenant Transport, Inc., a Nevada corporation (the "Parent"), and you pursuant to which $25,000,000 aggregate principal amount of the Company's 7.39% Guaranteed Senior Notes due October 1, 2005 (the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement) were issued and presently are outstanding. You are the holder of Notes in the aggregate principal amount set forth opposite your name in the attached Schedule A. You, together with any assignee or transferee, are sometimes referred to herein individually as a "Holder" or "Purchaser" and collectively with the other purchasers named in Schedule A (the "Other Purchasers") as the "Holders" or the "Purchasers".

         Each of the Company and the Parent agrees with you as follows:

1.       AMENDMENT AND RESTATEMENT OF AGREEMENT.

         The Company, the Parent and the Holders now wish to amend and restate the Original Agreement to be in the form of this agreement (the "Agreement"). Subject to the terms and conditions hereof and on the basis of the representations and warranties herein contained, the Company, the Parent and the Holders agree that the Original Note Agreement shall be amended to be in the form of this Agreement. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       THE NOTES.

         On June 6, 2000 (the "Closing"), the Company issued and sold the Notes, which are guaranteed by the Parent pursuant to the Parent Guarantee and by each of the Restricted Subsidiaries pursuant to the Subsidiary Guaranty. The Notes are secured, pari passu with the Debt outstanding under the Bank Loan Agreement, by the Collateral pursuant to the Security Documents. The outstanding Notes shall not be affected by this amendment, and Notes issued in exchange or substitution therefor shall be substantially in the form of the attached Exhibit 1.2, with such changes therefrom, if any, as may be approved by your and the Company.

3.       EFFECTIVENESS.

         This Agreement shall become effective following its execution and delivery by the Company, the Parent and the Holders, and acknowledgement by each Subsidiary party to the Subsidiary Guaranty, and upon satisfaction of all of the conditions set forth in Section 4 (the "Effective Time"). Delivery of the documents called for by Section 4 shall occur at the offices of Gardner, Carton & Douglas or at such other place as agreed upon by the Company and the Holders.

4.       CONDITIONS TO EFFECTIVENESS.

         The effectiveness of this Agreement is subject to the fulfillment to your satisfaction, prior to or at the Effective Time, of the following conditions:

4.1.     Representations and Warranties.

         The representations and warranties of the Company and the Parent in this Agreement shall be correct when made and at the time of the Closing and at the Effective Time.

4.2.     Performance; No Default.

         The Company and the Parent shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Effective Time and after giving effect to the transactions contemplated hereby no Default or Event of Default shall have occurred and be continuing.

4.3.     Secretary's Certificate.

         Each of the Company and the Parent shall have delivered to you a certificate certifying as to (a) the resolutions relating to this Agreement, the transactions contemplated hereby, and the Security Documents and (b) the incumbency of officers executing this Agreement or documents contemplated hereby.

4.4.     Opinions of Counsel.

         You shall have received an opinion in form and substance satisfactory to you, dated the Effective Date from Scudder Law Firm P.C., counsel for the Company and the Parent, covering the following matters (and each of the Company and the Parent instructs its counsel to deliver such opinion to you):

                  (a) The execution, delivery and performance by the Company and the Parent of this Agreement and the Security Documents have been duly authorized by all necessary corporate action and do not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

                  (b) This Agreement and the Security Documents each constitute the legal, valid and binding obligations of the Company and the Parent, enforceable against each of them in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.5.     Payment of Purchasers' Counsel Fees.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Effective Time the fees, charges and disbursements of Gardner, Carton & Douglas to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Effective Time.

4.6.     Intercreditor Agreement.

         The  Bank  Lenders  and  the  Holders   shall  have  entered  into  the
Intercreditor Agreement.

4.7.     Bank Loan Agreement.

         The Company shall have delivered to you a correct and complete copy of the Bank Loan Agreement.

4.8.     Prior Bank Loan Agreement; Collateral.

         The Company shall have repaid all Indebtedness outstanding under the Prior Bank Loan Agreement, and all Collateral securing such Indebtedness shall have been released to Bank of America, N.A. in its capacity as Collateral Agent (as such term is defined in the Intercreditor Agreement).

4.9.     Transaction Fee.

         The Company shall have paid a transaction fee of $25,000 (0.01% of the outstanding principal amount of the Notes) in the aggregate to the Holders, by wire transfer of immediately available funds to Chase NYC/CTR/BNF=CIGNA Private Placements/AC=9009001802, ABA#021000021.

4.10.    Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you, and you shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         Each of the Company and the Parent represents and warrants to you that:

5.1.     Organization; Power and Authority.

         Each of the Company and the Parent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Company and the Parent has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

5.2.     Authorization, etc.

         This Agreement and the Notes have been duly authorized by all necessary corporate action on the part of each of the Company and the Parent, and

                 (a) this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, and

                 (b) this Agreement, including the Parent Guarantee, constitutes a legal, valid and binding obligation of the Parent enforceable against the Parent in accordance with its terms,

except (in each case) as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         The Subsidiary Guaranty has been duly authorized by all necessary corporate action on the part of each Restricted Subsidiary and upon execution and delivery thereof will constitute the legal, valid and binding obligation of each Restricted Subsidiary, enforceable against each Restricted Subsidiary in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.     Disclosure.

         Except as disclosed in Schedule 5.3, this Agreement, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby (including the Parent's annual report for the year ended December 31,

1999, its proxy statement for the 2000 annual meeting of stockholders, and all forms 10-Q filed with the Securities and Exchange Commission subsequent to December 31, 1999 and prior to the Effective Time), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as expressly described in
Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1999, there has been no change in the financial condition, operations, business, properties or prospects of the Company, the Parent or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates.

                 (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Subsidiaries, showing, as to each
         Subsidiary, the correct name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Parent (or the Company, as the case may be) and each other Subsidiary, (ii) of the Company's and the Parent's Affiliates, other than Subsidiaries, and
         (iii) of the Company's and the Parent's directors and senior officers. Each Subsidiary listed in Schedule 5.4 other than CVTI Receivables Corp., a Nevada corporation, is designated a Restricted Subsidiary by the Company as of the Effective Time.

                 (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company, the Parent and the Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company, the Parent or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                 (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                 (d) No Restricted Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Restricted Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Restricted Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Restricted Subsidiary.

5.5.     Financial Statements.

         The Company and the Parent have delivered to you copies of the consolidated financial statements of the Parent and its Subsidiaries listed on
Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6.     Compliance with Laws, Other Instruments, etc.

         The execution, delivery and performance by the Company and the Parent of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company, the Parent or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company, the Parent or any Subsidiary is bound or by which the Company, the Parent or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company, the Parent or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company, the Parent or any Subsidiary.

         The execution, delivery and performance by each Restricted Subsidiary of the Subsidiary Guaranty will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Restricted Subsidiary under, any agreement, or corporate charter or by-laws, to which such Restricted Subsidiary is bound or by which such Restricted Subsidiary or any of its properties may be bound or affected,
(ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Restricted Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Restricted Subsidiary.

5.7.     Governmental Authorizations, etc.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company and the Parent of this Agreement or the Notes or the execution, delivery or performance by each Restricted Subsidiary of the Subsidiary Guaranty.

5.8.     Litigation; Observance of Agreements, Statutes and Orders.

                 (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company or the Parent, threatened against or affecting the Company, the Parent or any Subsidiary or any property of the Company, the Parent or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                 (b) None of the Company, the Parent and any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9.     Taxes.

         The Parent, the Company and their Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company, the Parent or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Neither the Company nor the Parent knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company, the Parent and the Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Parent have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1996.

5.10.    Title to Property; Leases.

         The Company, the Parent and the Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company, the Parent or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11.    Licenses, Permits, etc.

         Except as disclosed in Schedule 5.11,

                 (a) the Company, the Parent and the Subsidiaries own or use all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                 (b) to the best knowledge of the Company and the Parent, no product of the Company or the Parent or their Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                 (c) to the best knowledge of the Company and the Parent, there is no Material violation by any Person of any right of the Company, the Parent or any of the Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company, the Parent or any of the Subsidiaries.

5.12.    Compliance with ERISA.

                 (a) The Company, the Parent and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company or the Parent nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company, the Parent or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company, the Parent or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                 (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), if any, determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

                 (c) The Company, the Parent and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                 (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company, the Parent and the Subsidiaries is not Material.

                 (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13.    Private Offering by the Company.

         Neither the Company nor the Parent nor anyone acting on behalf of the Company or the Parent has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you and the Other Purchasers. Neither the Company nor the Parent nor anyone acting on behalf of the Company or the Parent has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14.    Use of Proceeds; Margin Regulations.

         The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute any of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute any of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15.    Existing Indebtedness; Future Liens.

                 (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company, the Parent and the Subsidiaries as of the Effective Time (giving effect to the borrowings under the Bank Loan Agreement and the Permitted Receivables Securitization Transaction contemplated by this Agreement), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company or the Parent nor any Subsidiary is in default and (except as contemplated by the Intercreditor Agreement) no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company, the Parent or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company, the Parent or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                 (b) Except as disclosed in Schedule 5.15, neither the Company, the Parent nor any Subsidiary have agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of their property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.11.

5.16.    Foreign Assets Control Regulations, etc.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury
Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

5.17.    Status under Certain Statutes.

         None of the Company, the Parent or any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

5.18.    Environmental Matters.

         None of the Company, the Parent or any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company, the Parent or any of the Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

                 (a) None of the Company, the Parent or any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

                 (b) None of the Company, the Parent or any Subsidiary has (i) stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them (ii) disposed of any Hazardous Materials in a manner contrary to any

         Environmental Laws, in each case in any manner that could reasonably be expected to result in a Material Adverse Effect.

                 (c) All buildings on all real properties now owned, leased or operated by the Company, the Parent or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

5.19.    Solvency.

         The Parent, the Company and each Restricted Subsidiary (after giving due consideration to any rights of contribution among such Persons) have each received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby. After giving effect to the transactions contemplated herein, (i) the fair value of the assets of each of the Parent, the Company and each Restricted Subsidiary (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) each of the Parent, the Company and each Restricted Subsidiary is able to and expects to be able to pay its debts as they mature, and (iii) each of the Parent, the Company and each Restricted Subsidiary has capital sufficient to carry on its business as conducted and as proposed to be conducted.

6.       REPRESENTATIONS OF THE PURCHASERS.

6.1.     Purchase for Investment.

         You represent that you have purchased the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and similar State securities laws, and may be resold only if registered pursuant to the provisions of the Securities Act and such State laws or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. You represent that you are an "accredited investor" as defined in Regulation 230.501 issued pursuant to the Securities Act.

6.2.     Source of Funds.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                 (a) the Source does not include assets allocated to any separate account maintained by you in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account

                 (b) the Source is an "insurance company general account" as such term is defined in the Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) ("PTE 95-60") and as of the date of this Agreement there is no "employee benefit plan" with respect to which the aggregate amount of such general account's reserves and liabilities for the contracts held by or on behalf of such employee benefit plan and all other employee benefit plans maintained by the same employer (and affiliates thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization (in each case determined in accordance with the provisions of PTE 95-60) exceeds 10% of the total reserves and liabilities of such general account (as determined under PTE 95-60) (exclusive of separate account liabilities) plus surplus as set forth in the National Association of Insurance Commissioners Annual Statement filed with your state of domicile; or

                 (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                 (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of
         Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                 (e) the Source is a governmental plan; or

                 (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                 (g) the Source is the assets of one or more employee benefit plans that are managed by an "in-house asset manager," as that term is defined in PTE 96-23 and such purchase and holding of the Notes is exempt under PTE 96-23; or

                 (h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

6.3.     Authorization, etc.

         This Agreement has been duly authorized by all necessary corporate action by you, and this Agreement constitutes a legal, valid and binding obligation of you enforceable against the you in accordance with its terms except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.       INFORMATION AS TO COMPANY.

7.1.     Financial and Business Information.

         The Parent shall deliver to each holder of Notes that is an Institutional Investor (if any), provided that the Parent (as the case may be) shall have been notified of the identity of such holder and shall have been provided the proper address for notice:

                 (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Parent (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                      (i) a  consolidated  balance  sheet of the  Parent and its
                 Subsidiaries as at the end of such quarter, and

                      (ii) consolidated statements of income, changes in stockholders' equity and cash flows of the Parent and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) with respect to the Parent;

                 (b) Annual Statements -- within 100 days after the end of each fiscal year of the Company and the Parent, duplicate copies of,

                      (i) a  consolidated  balance  sheet of the  Parent and its
                 Subsidiaries, as at the end of such year, and

                      (ii)  consolidated   statements  of  income,   changes  in
                 shareholders' equity and cash flows of the Parent and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

                      (A) by an opinion thereon of independent  certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                      (B) a certificate  of such  accountants  stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Parent's Annual Report on Form 10-K for such fiscal year (together with the Parent's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and
         Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                 (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Parent or any Restricted Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company, the Parent or any Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company, the Parent or any Restricted Subsidiary to the public concerning developments that are Material;

                 (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company or the Parent (as applicable) is taking or proposes to take with respect thereto;

                 (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Parent or an ERISA Affiliate proposes to take with respect thereto:

                      (i) with respect to any Plan,  any  reportable  event,  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                      (ii) the taking by the PBGC of steps to institute,  or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company, the Parent or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                      (iii) any  event,  transaction  or  condition  that  could result in the incurrence of any liability by the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Parent or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                 (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Parent, the Company or any Restricted Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect;

                 (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Parent, the Company or any Subsidiary or relating to the ability of the Parent or the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes;

                 (h) Rule 144A Information -- promptly upon request, such financial and other information as such Institutional Investor may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act (or any successor provision) in connection with the resale of the Notes, except at such times as the Parent is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; and

                  (i)  Unrestricted  Subsidiaries  -- at the time of delivery of any financial statements pursuant to Section 7.1(a) or (b), an unaudited balance sheet for all Unrestricted Subsidiaries taken as a whole as of the end of the fiscal period included in such financial statements and the related unaudited statements of income, shareholders' equity and cash flows for such Unrestricted Subsidiaries for such period, together with consolidating statements or other reconciliations reflecting all eliminations or adjustments necessary to reconcile such group financial statements to the consolidated financial statements of the Company and its Subsidiaries.

7.2.     Officer's Certificate.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer of the Parent (as the case may be) setting forth:

                 (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Parent was in compliance with the requirements of Section 10 during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                 (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent, the Company and the Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Parent, the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Parent shall have taken or proposes to take with respect thereto.

7.3.     Inspection.

         Each of the Parent and the Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

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

                 (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Parent to visit the principal executive office of the Parent and the Company, to discuss the affairs, finances and accounts of the Parent, the Company and the Subsidiaries with the Parent's and the Company's officers, and (with the consent of the Parent, which consent will not be unreasonably withheld) their independent public accountants, and (with the consent of the Parent, which consent will not be unreasonably withheld) to visit the other offices and properties of the Parent, the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                 (b) Default -- if a Default or Event of Default then exists, at the expense of the Parent to visit and inspect any of the offices or properties of the Parent, the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Parent authorizes said accountants to discuss the affairs, finances and accounts of the Parent, the Company and the Subsidiaries), all at such reasonable business times and as often as may be reasonably requested.

8.       PREPAYMENT OF THE NOTES.

8.1.     Required Prepayments.

         On October 1, 2001 and on each October 1 thereafter to and including October 1, 2004 the Company will prepay $5,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to Section 8.2 or Section 8.7 or purchase of the Notes permitted by Section 8.5 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment or purchase.

8.2.     Optional Prepayments with Make-Whole Amount.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 in aggregate principal amount of Notes in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less and 20 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3.     Allocation of Partial Prepayments.

         In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4.     Maturity; Surrender, etc.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5.     Purchase of Notes.

         The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6.     Make-Whole Amount.

         The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

         "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

         "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called

Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as the "PX Screen" on the Bloomberg Financial Market Service (or such other display as may replace the PX Screen on Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
(ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement. Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the Remaining Average Life closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

         "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

         "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

         "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

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

8.7.     Change in Control.

                 (a) Notice of Change in Control or Control Event. The Company will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes. In the case that a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (b) of this Section 8.7 and shall be accompanied by the certificate described in subparagraph (e) of this
         Section 8.7.

                 (b) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.7 shall be an offer to prepay, in accordance with and subject to this Section 8.7, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date") that is not less than 10 days and not more than 30 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the 30th day after the date of such offer).

                 (c) Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.7 by causing a notice of such acceptance to be delivered to the Company at least five days prior to the Proposed Prepayment Date. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.7 shall be deemed to constitute a rejection of such offer by such holder.

                 (d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.7 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment. The prepayment shall be made on the Proposed Prepayment Date.

                 (e) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section 8.7 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.7; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (v) that the conditions of this Section 8.7 have been fulfilled; and (vi) in reasonable detail, the nature and date of the Change in Control.

                 (f) "Change in Control" Defined. "Change in Control" means any of the following events or circumstances: if any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule l3d-5 under the Exchange Act), other than the Parker Family, either (i) become the "beneficial owners" (as such term is used in Rule l3d-3 under the Exchange Act as in effect on the date of the Closing), directly or indirectly, of more than 50% of the total voting power of all classes then outstanding of the Company's or the Parent's voting stock or (ii) shall have acquired substantially all the assets of the Company or the Parent.

                 (g) "Control Event" Defined. "Control Event" means: (i) the execution by the Company, the Parent or any of their Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, (ii) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control, or (iii) the making of any written offer by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related persons constituting a group (as such term is used in Rule l3d-5 under the Exchange Act as in effect on the date of the Closing) to the holders of the common stock of the Company or the Parent (as the case may be), which offer, if accepted by the requisite number of holders, would result in a Change in Control.

                 (h) "Parker Family" Defined. "Parker Family" means David R. Parker (President and Chairman of the Board of the Parent on the date of Closing), Jacqueline Parker and Clyde M. Fuller (collectively, the "Founders"), in respect of any individual, (i) the heirs, legatees, descendants and blood relatives to the third-degree of consanguinity of the Founders and (ii) any trusts for the exclusive benefit of, or any corporation, partnership or limited partnership that is wholly-owned by, any such individual referred to in clause (i), and his/her spouse and lineal descendants, so long as such individual has the exclusive right to control each such trust, corporation, partnership or limited partnership.

All calculations contemplated in this Section 8.7 involving the capital stock of any Person, shall be made with the assumption that all convertible Securities of such Person then outstanding and all convertible Securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock of such Person were exercised at such time.

9.       AFFIRMATIVE COVENANTS.

         Each of the Parent and the Company (as the case may be) covenants that so long as any of the Notes are outstanding:

9.1.     Compliance with Law.

         The  Company  and  the  Parent  will  and  will  cause  each  of  their
Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2.     Insurance.

         The Company and the Parent will and will cause each of their Restricted Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3.     Maintenance of Properties.

         The Company and the Parent will and will cause each of their Restricted Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company, the Parent or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company or the Parent (as the case may be) has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4.     Payment of Taxes and Claims.

         The Company and the Parent will and will cause each of their Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company, the Parent or any Subsidiary, provided that the Company, the Parent or any Subsidiary need not pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company, the Parent or such Subsidiary (as the case may be) on a timely basis in good faith and in appropriate proceedings, and the Company, the Parent or such Subsidiary (as the case may be) has established adequate reserves therefor in accordance with GAAP on the books of the Company, the Parent or such Subsidiary (as the case may be) or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5.     Corporate Existence, etc.

         The Company and the Parent will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 through 10.5 (inclusive), the Company and the Parent will at all times preserve and keep in full force and effect the corporate existence of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary of the

Company) and all rights and franchises of the Company, the Parent and the Restricted Subsidiaries unless, in the good faith judgment of the Company or the Parent (as the case may be), the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6.     Compliance with Parent Guarantee.

         The Parent will at all times comply with the terms of the Parent Guarantee.

10.      NEGATIVE COVENANTS.

         Each of the Company and the Parent covenants that so long as any of the Notes are outstanding:

10.1.    Transactions with Affiliates.

         Each of the Company and the Parent will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Parent, the Company or another Restricted Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

10.2.    Merger, Consolidation, etc.

         Each of the Company and the Parent will not, and will not permit any of the Restricted Subsidiaries to, consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person (except that a Restricted Subsidiary (other than the Company) may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, a Wholly-Owned Restricted Subsidiary of the Company or the Parent and (y) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, any Person in compliance with the provisions of
Section 10.3, treating a consolidation or merger as a Transfer for such purpose); provided that the foregoing restriction does not apply to the consolidation or merger of the Company or the Parent with, or the conveyance, transfer or lease of substantially all of the assets of the Company or the Parent in a single transaction or series of transactions to, any Person so long as:

                 (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company or the Parent as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

                 (b) if the Company or the Parent, as the case may be, is not the Successor Corporation, such corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Notes (if applicable); and

                 (c) immediately after giving effect to such transaction no Default or Event of Default would exist.

No such conveyance, transfer or lease of substantially all of the assets of the Company or the Parent shall have the effect of releasing the Company, the Parent or any Successor Corporation from its liability under this Agreement or the Notes.

10.3.    Sales of Assets.

         The Company and the Parent will not, and will not permit any Restricted Subsidiary to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

                 (a) the property that is the subject of such Transfer constitutes either (i) inventory held for sale, or (ii) equipment, fixtures, supplies or materials no longer required in the operation of the business of the Parent, the Company or such Restricted Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (i) or clause (ii), such Transfer is in the ordinary course of business (an "Ordinary Course Transfer");

                 (b) either (i) such Transfer is from a Restricted Subsidiary to the Company or the Parent or to a Wholly-Owned Restricted Subsidiary, or (ii) such Transfer is from the Company or the Parent to a Wholly-Owned Restricted Subsidiary, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist (each such Transfer, an "Intergroup Transfer"); and

                 (c) such Transfer is not an Ordinary Course Transfer or an Intergroup Transfer (such transfers collectively referred to as "Excluded Transfers"), and all of the following conditions shall have been satisfied with respect thereto (the date of the consummation of such Transfer of property being referred to herein as the "Property Disposition Date"): (i)(A) such Transfer does not involve a Substantial Portion of the property of the Parent and its Restricted Subsidiaries,
         (B) in the good faith opinion of the Company and the Parent, the Transfer is in exchange for consideration with a Fair Market Value at least equal to that of the property exchanged, and is in the best interests of the Company and the Parent, and (C) immediately after giving effect to such transaction no Default or Event of Default would exist or (ii)(A) such Transfer is a disposition of accounts receivable in connection with a Permitted Receivables Securitization Transaction and (B) after giving effect thereto, no Default or Event of Default exists or would exist.

         "Substantial Portion" means, with respect to any Transfer of property, any portion of property of the Parent and its Restricted Subsidiaries, if the Disposition Value of such property, when added to the Disposition Value of all other property of the Parent and its Restricted Subsidiaries that was subject to a Transfer (other than an Excluded Transfer) during the period commencing on the date of Closing and ending on and including the Property Disposition Date of such property exceeds an amount equal to 10% of Consolidated Assets determined as of the end of the then most recently ended fiscal quarter of the Parent.

10.4.     Disposal of Ownership of a Subsidiary.

         The Company and the Parent will not, and will not permit any Restricted Subsidiary to, sell or otherwise dispose of any shares of Subsidiary Stock, nor will the Company or the Parent permit any such Restricted Subsidiary to issue, sell or otherwise dispose of any shares of its own Subsidiary Stock, provided that the foregoing restrictions do not apply to:

                 (a) the issue of directors' qualifying shares by any such Restricted Subsidiary;

                 (b) any such Transfer of Subsidiary Stock constituting an Intergroup Transfer;

                 (c)  any   Distribution  of  Subsidiary  Stock  that  does  not
         constitute a Restricted Payment; and

                 (d) the Transfer of all of the Subsidiary Stock of a Restricted Subsidiary of the Company or the Parent owned by the Company or the Parent, as the case may be, and their other Restricted Subsidiaries if:
         (i) such Transfer satisfies the requirements of Section 10.3(c), (ii) in connection with such Transfer the entire Investment (whether represented by stock, Debt, claims or otherwise) of the Company or the Parent and their other Restricted Subsidiaries in such Restricted Subsidiary is sold, transferred or otherwise disposed of to a Person other than (A) the Company or the Parent, (B) another Restricted Subsidiary not being simultaneously disposed of, or (C) an Affiliate, and (iii) the Restricted Subsidiary being disposed of has no continuing Investment in any other Restricted Subsidiary not being simultaneously disposed of or in the Company or the Parent.

10.5.    Sale-and-Leaseback Transactions.

         The Company and the Parent will not, and will not permit any Restricted Subsidiary to, enter into any Sale-and-Leaseback Transaction other than Sale-and-Leaseback Transactions entered into in connection with the truck and trailer leasing program in an aggregate amount not to exceed in any fiscal year the sum of

                 (a) $25,000,000 plus

                 (b) an aggregate amount equal to 50% of Consolidated Net Income for each fiscal quarter commencing with the fiscal quarter ended September 30, 2000 (or minus 100% of Consolidated Net Income for such period if Consolidated Net Income for such period is a loss).

10.6.    Maintenance of Consolidated Tangible Net Worth.

         The Company and the Parent will not permit Consolidated Tangible Net Worth at any time to be less than the sum of

                 (a) $136,000,000 plus

                 (b) an aggregate amount equal to 50% of Consolidated Net Income (but, in each case, only if a positive number) for each completed fiscal year, beginning with the fiscal year ended 1999.

10.7.    Limitation on Total Debt; Limitation on Funded Debt Incurrence.

         The Company and the Parent will not permit the ratio of Consolidated Total Debt to Consolidated EBITDAR to exceed 3.0 to 1.0 at any time.

10.8.    Restricted Payments.

                 (a) The Company and the Parent will not, and will not permit any Restricted Subsidiary to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment, unless immediately after giving effect to such action:

                      (i) the  aggregate  amount of  Restricted  Payments of the
                 Company, the Parent and the Restricted Subsidiaries declared or made during the period commencing on the date of Closing, and ending on the date such Restricted Payment is declared or made, inclusive, would not exceed the sum of

                      (A) $25,000,000, plus

                      (B) 50% of Consolidated Net Income for each fiscal quarter commencing after December 31, 1999 (or minus 100% of Consolidated Net Income for such fiscal quarter if Consolidated Net Income for such fiscal quarter is a loss); and

                      (ii) no Default or Event of Default would exist.

                 (b) The Company and the Parent will not, nor will they permit any Restricted Subsidiary to, authorize a Restricted Payment that is not payable within 60 days of authorization.

10.9.    Restricted Investments.

         The Company and the Parent will not, and will not permit any Restricted Subsidiary to, make any Restricted Investment, except that the Parent may invest in Transplace.com, directly or through a newly-created Restricted Subsidiary of the Parent, not more than $7,000,000 in the form of cash and the non-asset based transportation logistics business (consisting of customer lists, office furniture, computer hardware and software, lease, trade names, trademarks, goodwill, know-how and employee relationships) of Terminal Truck Broker, Inc., a Wholly-Owned Restricted Subsidiary of Parent.

10.10.   Fixed Charges Coverage.

         The Company and the Parent will not permit the Fixed Charges Coverage Ratio to be less than 1.5 to 1.0 at any time.

10.11.   Liens.

         The Company and the Parent will not, and will not permit any Restricted Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including any document or instrument in respect of goods or accounts receivable) of the Company, the Parent or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the last paragraph of this Section 10.11), or assign or otherwise convey any right to receive income or profits, except:

                 (a) Liens (i) existing on the date of this Agreement and securing Debt of the Parent and its Restricted Subsidiaries (other than Debt outstanding under the Bank Loan Agreement) referred to in item (a) of Schedule 10.11 and (ii) securing Debt of not more than $120,000,000 outstanding under the Bank Loan Agreement;

                 (b) Liens for taxes, assessments or other governmental charges the payment of which is not at the time required by Section 9.4;

                 (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due or the payment of which is not at the time required by Section 9.4;

                 (d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds (not in excess of $5,000,000), bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

                 (e) any attachment or judgment Lien, unless the judgment it secures (i) shall not, within 30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 30 days after the expiration of any such stay or (ii) exceeds $2,500,000;

                 (f) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company, the Parent or any of the Restricted Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

                 (g) Liens on property or assets of the Company or the Parent or any Restricted Subsidiary securing Debt owing to the Company, the Parent or to any Wholly-Owned Restricted Subsidiary;

                 (h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company, the Parent or a Restricted Subsidiary or its becoming a Restricted Subsidiary, or any Lien existing on any property acquired by the Company, the Parent or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Restricted Subsidiary or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property;

                 (i) any Lien renewing, extending or refunding any Lien permitted by paragraphs (a) or (h) of this Section 10.11, provided that
         (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist;

                 (j) a Lien on the headquarters building and the real estate upon which such building is situated which Lien is confined solely to such assets and secures Debt permitted to be incurred as Headquarters Financing Debt pursuant to Section 10.7(a); and

                 (k) other Liens not otherwise permitted by paragraphs (a) through (j), provided that immediately after giving effect to any such other Lien, the sum of (i) the amount secured by the additional Liens under this paragraph (k) plus (ii) the amount of Debt then outstanding of the Restricted Subsidiaries (exclusive of Debt of any Restricted Subsidiary owed to the Company, the Parent or to any Wholly-Owned
         Restricted Subsidiary), shall not at such time exceed 40% of Consolidated Tangible Net Worth.

For the purposes of this Section 10.11, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary, and any Person extending, renewing or refunding any Debt secured by any Lien shall be deemed to have incurred such Lien at the time of such extension, renewal or refunding.

         If, notwithstanding the prohibition contained herein, either the Company or the Parent shall create, assume or permit to exist any Lien upon any of its property or assets, or the property or assets of any Restricted Subsidiary, whether now owned or hereafter acquired, other than those permitted by the provisions of paragraphs (a) through (j) of this Section 10.11, it will make or cause to be made effective provision whereby the Notes will be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to agreements reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property. Such violation of this Section 10.11 will constitute an Event of Default, whether or not provision is made for an equal and ratable Lien pursuant to this Section 10.11, provided, however, that an Event of Default shall not occur if the holder of such Lien is a party to the Intercreditor Agreement and provision for an equal and ratable Lien shall have been made to the holders of Notes as contemplated by the terms of the Intercreditor Agreement.

10.12.   Line of Business.

         Each of the Company and the Parent will not, and will not permit any of the Restricted Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company, the Parent and the Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company, the Parent and the Restricted Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

10.13.   Subsidiary Guaranty.

         The Company will not create or acquire any Restricted Subsidiary unless, immediately upon such creation or acquisition, the Company causes such Restricted Subsidiary to become a signatory to the Subsidiary Guaranty.

11.      EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                 (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise;

                 (b) the Company defaults in the payment of any interest on any Note for more than five days after the same becomes due and payable;

                 (c) the Company or the Parent (as the case may be) defaults in the performance of or compliance with any term contained in Sections 7.1(d) and 10.1 through 10.13 (inclusive);

                 (d) the Company or the Parent (as the case may be) defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11, but including Section 9.6) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company or the Parent receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11);

                 (e) any representation or warranty made in writing by or on behalf of the Company, the Parent or any Subsidiary, or by any officer of the Company, the Parent or any Subsidiary in this Agreement, the Subsidiary Guaranty or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made;

                 (f) (i) the Company, the Parent or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $2,500,000 beyond any period of grace provided with respect thereto, or (ii) the Company, the Parent or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $2,500,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company, the Parent or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $2,500,000, or (y) one or more Persons have the right to require the Company, the Parent or any Restricted Subsidiary so to purchase or repay such Indebtedness;

                 (g) the Company, the Parent or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
         (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing;

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

                 (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, the Parent or any Restricted Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, the Parent or any Restricted Subsidiary, or any such petition shall be filed against the Company, the Parent or any Restricted Subsidiary and such petition shall not be dismissed within 60 days;

                 (i) a final judgment or judgments for the payment of money aggregating in excess of $2,500,000 are rendered against one or more of the Company, the Parent and the Restricted Subsidiaries and which judgments are not, within 30 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 30 days after the expiration of such stay; or

                 (j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company, the Parent or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $2,500,000, (iv) the Company, the Parent or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company, the Parent or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company, the Parent or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company, the Parent or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

                 (k) any Restricted Subsidiary defaults in the performance of or compliance with any term contained in the Subsidiary Guaranty or the Subsidiary Guaranty ceases to be in full force and effect as a result of acts taken by the Company, the Parent or any Restricted Subsidiary or is declared to be null and void in whole or in material part by a court or other governmental or regulatory authority having jurisdiction or the validity or enforceability thereof shall be contested by any of the Company, the Parent or any Restricted Subsidiary or any of them renounces any of the same or denies that it has any or further liability thereunder.

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

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

12.1.    Acceleration.

                 (a) If an Event of Default with respect to the Company or the Parent described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                 (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company or the Parent, declare all the Notes then outstanding to be immediately due and payable.

                 (c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company or the Parent, declare all the Notes held by it or them to be immediately due and payable.

        Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each of the Company and the Parent acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company or the Parent (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company or the Parent (as the case may be) in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2.    Other Remedies.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

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

12.3.    Rescission.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company or the Parent (as the case may be) has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4.    No Waivers or Election of Remedies, Expenses, etc.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company and the Parent under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all reasonable costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1.    Registration of Notes.

         The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2.   Transfer and Exchange of Notes.

        Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1.2. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $1,000,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $1,000,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2.

13.3.    Replacement of Notes.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                 (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                 (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1.    Place of Payment.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the offices of the Purchasers in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2.    Home Office Payment.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company or the Parent (as the case may be) will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company or the Parent in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section
14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section
14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this Section 14.2.

15.      EXPENSES, ETC.

15.1.    Transaction Expenses.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or subsequent holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Notes, the Subsidiary Guaranty or the Security Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Notes, the Subsidiary Guaranty or the Security Documents, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2.    Survival.

         The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement, the Notes, the Subsidiary Guaranty and the Security Documents, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or the Parent pursuant to this Agreement shall be deemed representations and warranties of the Company or the Parent (as the case may be) under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding among you, the Company and the Parent and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1.    Requirements.

         This Agreement, the Subsidiary Guaranty and the Notes may be amended, and the observance of any term hereof or of the Subsidiary Guaranty or the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company, the Parent and the Required Holders, except that
(a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2.    Solicitation of Holders of Notes.

                 (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company or the Parent (as applicable) will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

                 (b) Payment. Neither the Company nor the Parent will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes or any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3.    Binding Effect, etc.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company and the Parent without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company or the Parent and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4.    Notes held by Company, etc.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company, the Parent or any of their Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                      (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                      (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                      (iii) if to the Company or the Parent,  to the address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company or the Parent (as the case may be) shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each of the Company and the Parent agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company, the Parent or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company, the Parent or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company, the Parent or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company or the Parent (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company or the Parent in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company or the Parent (as the case may be) embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

22.1.    Successors and Assigns.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2.    Payments Due on Non-Business Days.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3.    Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4.    Construction.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5.    Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6.    Governing Law.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Nevada excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                    * * * * *

                      REMAINDER OF PAGE INTENTIONALLY BLANK

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you, the Company and the Parent.

                                Very truly yours,

                                COMPANY:

                                COVENANT ASSET MANAGEMENT, INC.,
                                a Nevada corporation


                                By:    /s/ Joey B. Hogan
                                Name:  Joey B. Hogan
                                Title: Chief Financial Officer & Treasurer


                                PARENT:

                                COVENANT TRANSPORT, INC.,
                                a Nevada corporation

                                By:    /s/ Joey B. Hogan
                                Name:  Joey B. Hogan
                                Title: Chief Financial Officer & Treasurer

The foregoing is agreed
to as of the date thereof.


CONNECTICUT GENERAL LIFE INSURANCE COMPANY,
ON BEHALF OF ONE OR MORE SEPARATE ACCOUNTS

By:   CIGNA Investments, Inc.


      By:     /s/ Stephen A. Osborn
      Name:   Stephen A. Osborn
      Title:  Managing Director


CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By:   CIGNA Investments, Inc.


      By:     /s/ Stephen A. Osborn
      Name:   Stephen A. Osborn
      Title:  Managing Director


 LIFE INSURANCE COMPANY OF NORTH AMERICA

 By:  CIGNA Investments, Inc.


      By:     /s/ Stephen A. Osborn
      Name:   Stephen A. Osborn
      Title:  Managing Director

         The  undersigned   Subsidiary  Guarantors   acknowledge  the  foregoing
Amendment.

COVENANT TRANSPORT, INC.
(a Tennessee corporation)

By:    /s/ Joey B. Hogan
Name:  Joey B. Hogan
Title: CFO

SOUTHERN REFRIGERATED TRANSPORT, INC.

By:    /s/ Joey B. Hogan
Name:  Joey B. Hogan
Title: CFO

TONY SMITH TRUCKING, INC.

By:    /s/ Joey B. Hogan
Name:  Joey B. Hogan
Title: CFO

HAROLD IVES TRUCKING CO.

By:    /s/ Joey B. Hogan
Name:  Joey B. Hogan
Title: CFO

TERMINAL TRUCK BROKER, INC.

By:    /s/ Joey B. Hogan
Name:  Joey B. Hogan
Title: CFO

COVENANT.COM, INC.

By:    /s/ Joey B. Hogan
Name:  Joey B. Hogan
Title: CFO

CIP, INC.

By:    /s/ Joey B. Hogan
Name:  Joey B. Hogan
Title: CFO

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

CONNECTICUT GENERAL LIFE INSURANCE                                $5,000,000
  COMPANY, on behalf of one or more separate accounts              5,000,000

Nominee Name in which Notes are to be issued:  CIG & Co.

(1) All payments by Federal Funds wire transfer of immediately available funds to:

                  Chase NYC/CTR/
                  BNF=CIGNA Private Placements/AC=9009001802
                  ABA# 021000021

      with the following accompanying information:

                  OBI=Covenant Asset Management, Inc. 7.39% Guaranteed Senior Notes due October 1, 2005; PPN 22283# AA 6; [and application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)   Notices related to payments:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Securities Processing - S-206
                  900 Cottage Grove Road
                  Hartford, CT  06152-2309

      with a copy to:

                  Chase Manhattan Bank
                  Private Placement Servicing
                  P.O. Box 1508
                  Bowling Green Station
                  New York, NY 10081
                  Attention:  CIGNA Private Placements
                  Fax:  (212) 552-3107/1005

                                   Schedule A

(3)   All other communications:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Private Securities Division - S-307
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax:  (860) 726-7203


Tax ID #13-3574027

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------
CONNECTICUT GENERAL LIFE INSURANCE                               $5,000,000
  COMPANY                                                         5,000,000

Nominee Name in which Notes are to be issued:  CIG & Co.

(1) All payments by Federal Funds wire transfer of immediately available funds to:

                  Chase NYC/CTR/
                  BNF=CIGNA Private Placements/AC=9009001802
                  ABA# 021000021

      with the following accompanying information:

                  OBI=Covenant Asset Management, Inc. 7.39% Guaranteed Senior Notes due October 1, 2005; PPN 22283# AA 6; [and application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)   Notices related to payments:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Securities Processing - S-206
                  900 Cottage Grove Road
                  Hartford, CT  06152-2309

      with a copy to:

                  Chase Manhattan Bank
                  Private Placement Servicing
                  P.O. Box 1508
                  Bowling Green Station
                  New York, NY 10081
                  Attention:  CIGNA Private Placements
                  Fax:  (212) 552-3107/1005

                                   Schedule A

(3)   All other communications:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Private Securities Division - S-307
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax:  (860) 726-7203


Tax ID #13-3574027

                                   Schedule A

                                                                      SCHEDULE A

                       INFORMATION RELATING TO PURCHASERS

                                                            Principal Amount of
Name and Address of Purchaser                              Notes to be Purchased
-----------------------------                              ---------------------

LIFE INSURANCE COMPANY OF NORTH AMERICA                         $5,000,000

Nominee Name in which Notes are to be issued:  CIG & Co.

(1) All payments by Federal Funds wire transfer of immediately available funds to:

                  Chase NYC/CTR/
                  BNF=CIGNA Private Placements/AC=9009001802
                  ABA# 021000021

      with the following accompanying information:

                  OBI=Covenant Asset Management, Inc. 7.39% Guaranteed Senior Notes due October 1, 2005; PPN 22283# AA 6; [and application (as among principal, premium and interest of the payment being made); contact name and phone]

(2)   Notices related to payments:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Securities Processing - S-206
                  900 Cottage Grove Road
                  Hartford, CT  06152-2309

      with a copy to:

                  Chase Manhattan Bank
                  Private Placement Servicing
                  P.O. Box 1508
                  Bowling Green Station
                  New York, NY 10081
                  Attention:  CIGNA Private Placements
                  Fax:  (212) 552-3107/1005

                                   Schedule A

(3)   All other communications:

                  CIG & Co.
                  c/o CIGNA Investments, Inc.
                  Attention:  Private Securities Division - S-307
                  900 Cottage Grove Road
                  Hartford, CT 06152-2307
                  Fax:  (860) 726-7203


Tax ID #13-3574027

                                   Schedule A

                                                                      SCHEDULE B

                                  DEFINED TERMS

                  As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or, is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

                  "Bank Loan Agreement" means the Credit Agreement dated as of December 13, 2000 by and among the Company, as borrower, the Parent, Bank of America, N.A., as agent and as lender, and the lenders party thereto from time to time, as such agreement may be amended, modified, restated, supplemented, refinanced, increased or reduced from time to time, and any successor credit agreement or similar facility.

                  "Bank Lenders" means the banks from time to time party to the Bank Loan Agreement.

                  "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, Connecticut or Nevada are required or authorized to be closed.

                  "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

                  "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

                  "Change in Control" has the meaning set forth in Section 8.7.

                  "Closing" is defined in Section 2.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                                   Schedule B

                  "Collateral" is defined in the Intercreditor Agreement.

                  "Company" means Covenant Asset Management, Inc., a Nevada corporation.

                  "Consolidated Assets" means the total assets of the Parent and its Restricted Subsidiaries that would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

                  "Consolidated Income Available for Fixed Charges" means, for any period, Consolidated EBITDAR for such period less, without duplication, taxes on income paid in cash during such period.

                  "Confidential Information" is defined in Section 20.

                  "Consolidated EBITDAR" means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such
Consolidated Net Income, (i) Interest Charges, (ii) depreciation, (iii) amortization, (iv) Lease Rentals and (v) consolidated tax expense. In addition, Consolidated EBITDAR for any period shall include the net income plus interest charges, depreciation, amortization, lease rentals (other than Capital Leases) and tax expense of any entity the capital stock, assets business or other ownership interests of which were acquired by the Parent of any of its Restricted Subsidiaries during such period (with pro forma adjustments from the date of such acquisition).

                   "Consolidated Net Income" means, for any period, the net income (or loss) of the Parent and its Restricted Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Parent and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent and its Restricted Subsidiaries in accordance with GAAP, provided that there shall be excluded:

                  (a) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Parent or a Restricted Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

                  (b) the income (or loss) of any Person (other than a Restricted Subsidiary) in which the Parent or any Restricted Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Restricted Subsidiary in the form of cash dividends or similar cash distributions,

                  (c) the undistributed earnings of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary,

                                   Schedule B

                  (d) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period,

                  (e) excepted as permitted by GAAP, any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, conversion, exchange or other disposition of capital assets (such term to include, without limitation, (i) all non-current assets and, without duplication, (ii) the following, whether or not current: all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets, and all Securities),

                  (f) except as permitted by GAAP, any gains resulting from any write-up of any assets (but not any loss resulting from any write-down of any assets),

                  (g) any net gain from the collection of the proceeds of life insurance policies,

                  (h) any gain arising from the acquisition of any Security, or the extinguishment, under GAAP, of any Debt, of the Parent or any Restricted Subsidiary,

                  (i) any deferred credit representing the excess of equity in any Restricted Subsidiary at the date of acquisition over the cost of the investment in such Restricted Subsidiary,

                  (j) in the case of a successor to the Parent by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, and

                  (k) any portion of such net income that cannot be freely converted into United States Dollars.

                  "Consolidated Tangible Net Worth" means, at any time,

                  (a) the total assets of the Parent and its Restricted Subsidiaries that would be shown as assets on a consolidated balance sheet of the Parent and its Restricted Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries, minus

                  (b) the total liabilities of the Parent and its Restricted Subsidiaries that would be shown as liabilities on a consolidated balance sheet of the Parent and its Restricted Subsidiaries as of such time prepared in accordance with GAAP, minus

                  (c) the net book amount of all assets of the Parent and its Restricted Subsidiaries (after deducting any reserves applicable thereto) that would be shown as intangible assets on a consolidated balance sheet of the Parent and its Restricted Subsidiaries as of such time prepared in accordance with GAAP.

                  "Consolidated Total Debt" means, as of any date of determination, the total of all Debt of the Parent and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Parent and its Restricted Subsidiaries and all other

                                   Schedule B
items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent and its Restricted Subsidiaries in accordance with GAAP, provided, however, that Consolidated Total Debt shall not include the first $13,000,000 of any Headquarters Financing Debt that may be outstanding at such time.

                  "Control Event" has the meaning set forth in Section 8.7.

                  "CTI" is defined in Section 1.1.

                  "Debt" means, with respect to any Person, without duplication,

                  (a) its liabilities for borrowed money;

                  (b) its liabilities evidenced by bonds, debentures, notes or other similar instruments;

                  (c) its liabilities for the deferred purchase price of property or services acquired by such Person (excluding accounts payable arising in the ordinary course of business and payable on customary trade terms, but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (d) its Capital Lease Obligations;

                  (e) its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (f) its obligations to purchase securities or other property that arise out of or in connection with the sale of the same or substantially similar securities or property;

                  (g) its obligations, whether fixed or contingent, to reimburse any other Person for amounts paid under a letter of credit or similar instrument;

                  (h) its obligations in respect of interest rate and currency swaps and similar obligations obligating it to make payments, whether periodically or upon the happening of a contingency, except that if any agreement relating to such obligations provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount thereof;

                  (i) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                  (j) any Guaranty of such Person of liabilities of a type described in any of clauses (a) through (i) hereof; and

                                   Schedule B

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (j) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                  "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  "Default Rate" means that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes.

                  "Disposition Value" means, at any time, with respect to any property

                  (a)  in  the  case  of  property  that  does  not   constitute
         Subsidiary Stock, the book value thereof, valued at the time of such disposition in good faith by the Parent, and

                  (b) in the case of property that constitutes Subsidiary Stock, an amount equal to that percentage of book value of the assets of the Subsidiary that issued such stock as is equal to the percentage that the book value of such Subsidiary Stock represents of the book value of all of the outstanding capital stock of such Subsidiary (assuming, in making such calculations, that all Securities convertible into such capital stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion) determined at the time of the disposition thereof, in good faith by the Parent.

                  "Distribution"   means,   in  respect   of  any   corporation,
association or other business entity:

                  (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

                  (b) the redemption or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

                  "Effective Time" is defined in Section 3.

                  "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                                   Schedule B

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Parent under section 414 of the Code.

                  "Event of Default" is defined in Section 11.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Excluded Transfer" is defined in Section 10.3.

                  "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

                  "Fixed Charges" means, with respect to any period,  the sum of
(a) Interest Charges for such period and (b) Lease Rentals for such period.

                  "Fixed Charges Coverage Ratio" means, at any time, the ratio of (a) Consolidated Income Available for Fixed Charges for the period of four consecutive fiscal quarters of the Parent ending on, or most recently ended prior to, such time to (b) the sum of Fixed Charges for such period plus 25% of the aggregate principal amount of all Debt outstanding under the Bank Loan Agreement.

                  "Funded Debt" means, with respect to any Person, all Debt of such Person that by its terms or by the terms of any instrument or agreement relating thereto matures, or that is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof, provided that Funded Debt shall include, as at any date of determination, current maturities of Funded Debt.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "Governmental Authority" means

                  (a)  the government of

                       (i) the  United  States of  America or any State or other
                  political subdivision thereof, or

                                   Schedule B

                       (ii) any jurisdiction in which the Parent or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Parent or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

                  "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

                  (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                  (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

                  "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

                  "Headquarters Financing Debt" means the Debt incurred to finance the Headquarters Transaction:

                  (a)  in  a  single   transaction   (or  series  of  integrated
         transactions),

                  (b) prior to October 31, 1997,

                                   Schedule B

                  (c) in an aggregate principal amount up to $15,000,000; provided that only $13,000,000 of such amount shall be excluded from the definition of "Consolidated Total Debt,"

                  (d) that (if unsecured) is subject to a Headquarters Financing Intercreditor Agreement, and

                  (e) no Default or Event of Default existed at the time of such incurrence or immediately after giving effect to such incurrence of Debt;

provided  that  any  Sale-and-Leaseback   Transaction  in  connection  with  the
Headquarters Transaction shall be deemed to be Headquarters Financing Debt.

                  For purposes of this definition of Headquarters Financing Debt, the term "Headquarters Financing Intercreditor Agreement" means an intercreditor agreement (in form and substance acceptable to the holders of the Notes) among the holder(s) of such Headquarters Financing Debt and the holders of Notes, the Bank Lenders and each other party who may be a party to the Intercreditor Agreement at the time of the incurrence of Headquarters Financing Debt, provided, however, that such Headquarters Financing Intercreditor Agreement shall not provide for the sharing of any collateral held by or for the benefit of the holders of Notes, the Bank Lenders or any other party to the Intercreditor Agreement.

                  "Headquarters Transaction" means the financing of the Parent's headquarters facility constructed at Highway 11 and New Cummings Road, Tiftonia, Tennessee.

                  "Holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

                  "Indebtedness" with respect to any Person means, at any time, without duplication,

                  (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c)  all  liabilities   appearing  on  its  balance  sheet  in
         accordance with GAAP in respect of Capital Leases;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                                   Schedule B

                  (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

                  (f) Swaps of such Person; and

                  (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (g) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

                  "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                  "Intercreditor Agreement" means the Second Amended and Restated Master Collateral and Intercreditor Agreement in substantially the form of the attached Exhibit 4.12, as it may be amended, modified, restated or supplemented from time to time.

                  "Interest Charges" means, for any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Parent and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Parent and its Restricted Subsidiaries in accordance with GAAP): (a) all interest in respect of Debt of the Parent and its Restricted Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, together with all interest capitalized or deferred during such period and not deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense and fees appropriately included in gross interest amortized or required to be amortized in the determination of Consolidated Net Income for such period.

                  "Intergroup Transfer" is defined in Section 10.3.

                  "Investment" means any investment, made in cash or by delivery of property, by the Parent or any of its Restricted Subsidiaries (i) in any Person, whether by acquisition of stock, indebtedness or other obligation or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or
(ii) in any property.

                  "Lease Rentals" means, with respect to any period, the sum of the rental and other obligations required to be paid during such period by the Parent or any Restricted Subsidiary as lessee under all leases of real or personal property (other than Capital Leases), excluding any amount required to be paid by the lessee (whether or not therein designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges, provided that, if at the date of determination, any such rental or other obligations are contingent or not otherwise definitely determinable by the terms of the

                                   Schedule B
related lease, the amount of such obligations (i) shall be assumed to be equal to the prorated amount of such obligations for the period of 12 consecutive calendar months immediately preceding the date of determination or (ii) if the related lease was not in effect during such preceding 12-month period, shall be the amount estimated by a Senior Financial Officer on a reasonable basis and in good faith.

                  "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).
                  "Make-Whole Amount" is defined in Section 8.6.

                  "Material"   means  material  in  relation  to  the  business,
operations, affairs, financial condition, assets, properties, or prospects of the Parent and its Restricted Subsidiaries taken as a whole.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of the Parent and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company or the Parent to perform its obligations under this Agreement and the Notes, or (c) the ability of any Restricted Subsidiary to perform its obligations under the Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or the Subsidiary Guaranty.

                  "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "Notes" is defined in the introductory paragraph of this Agreement.

                  "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Company or the Parent (as the case may be) whose responsibilities extend to the subject matter of such certificate.

                  "Ordinary  Course  Transfer"  has the  meaning  set  forth  in
Section 10.3.

                  "Original Agreement" is defined in the introductory paragraph to this Agreement.

                  "Other Purchasers" is defined in the introductory paragraph to this Agreement.

                  "Parent" means Covenant Transport, Inc., a Nevada corporation.

                  "Parent Guarantee" means the guarantee by the Parent in accordance with the terms specified in Exhibit 9.6 to this Agreement.

                  "Parker Family" is defined in Section 8.7.

                                   Schedule B

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "Permitted Receivables Securitization Transaction" means a transaction or series of transactions pursuant to which the Company or a Restricted Subsidiary sells, in a true sale, receivables without or with limited recourse to an Unrestricted Subsidiary that, concurrently therewith, uses such receivables as security for one or more loans, the proceeds of which are used to purchase such receivables; provided that the Indebtedness of Unrestricted Subsidiaries incurred in connection with such transactions does not at any time exceed $85,000,000 in the aggregate.

                  "Person"  means  an  individual,   partnership,   corporation,
limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Parent or any ERISA Affiliate or with respect to which the Parent or any ERISA Affiliate may have any liability.

                  "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

                  "Prior Bank Loan Agreement" means the Amended and Restated Credit Agreement, dated as of June 18, 1999 between the Company, CTI, the banks signatory thereto and ABN AMRO Bank NV, as Agent, as further amended by an Amendment to Amended and Restated Credit Agreement dated as of June 6, 2000, as such agreement may thereafter have been amended or modified.

                  "property"   or   "properties"    means,    unless   otherwise
specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

                  "Property Disposition Date" is defined in Section 10.3.

                  "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

                  "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Parent or any of its Affiliates).

                  "Responsible Officer" means any Senior Financial Officer and any other officer of the Company or the Parent (as the context requires) with responsibility for the administration of the relevant portion of this agreement.

                                   Schedule B

                  "Restricted Investments" means all Investments except the following:

                  (a) property to be used in the ordinary course of business of the Parent and its Restricted Subsidiaries;

                  (b) current assets arising from the sale of goods and services in the ordinary course of business of the Parent and its Restricted Subsidiaries;

                  (c) Investments in one or more Restricted Subsidiaries or any Person that concurrently with such Investment becomes a Restricted Subsidiary;

                  (d) Investments existing on the date of the Closing and disclosed in Schedule 10.9;

                  (e) Investments in United States Governmental Securities, provided that such obligations mature within 365 days from the date of acquisition thereof;

                  (f) Investments in certificates of deposit issued by an Acceptable Bank, provided that such obligations mature within 365 days from the date of acquisition thereof;

                  (g) Investments in commercial paper given the highest rating by a credit rating agency of recognized national standing and maturing not more than 270 days from the date of creation thereof;

                  (h) Investments in Repurchase Agreements;

                  (i) Investments in tax-exempt obligations of any state of the United States of America, or any municipality of any such state, in each case rated "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing, provided that such obligations mature within 365 days from the date of acquisition thereof;

                  (j) Investments in fuel hedging agreements entered into in the ordinary course of business solely for the purpose of hedging exposure to fuel costs;

                  (k) Loans by the Company or any Restricted Subsidiary to the Parent or to a Wholly-Owned Restricted Subsidiary; and

                  (l)  Other   Investments   in  the  aggregate  not  more  than
         $5,000,000 (valued at the time of such Investment).

For purposes of this Agreement,  an Investment  shall be valued at the lesser of
(i) cost and (ii) the value at which such Investment is to be shown on the books of the Company and its Restricted Subsidiaries in accordance with GAAP.

         As used in this definition of "Restricted Investments":

                                   Schedule B

         "Acceptable Bank" means any bank or trust company (i) that is organized under the laws of the United States of America or any State thereof,
         (ii) that has capital,  surplus and undivided  profits  aggregating  at least $100,000,000, and (iii) whose long-term unsecured debt obligations (or the long-term unsecured debt obligations of the bank holding company owning all of the capital stock of such bank or trust company) shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "Acceptable Broker-Dealer" means any Person other than a natural person
         (i) which is registered as a broker or dealer pursuant to the Exchange Act and (ii) whose long-term unsecured debt obligations shall have been given a rating of "A" or better by S&P, "A2" or better by Moody's or an equivalent rating by any other credit rating agency of recognized national standing.

         "Moody's" means Moody's Investors Service, Inc.

         "Repurchase Agreement" means any written agreement.

                           (a) that provides for (i) the transfer of one or more
                  United States Governmental Securities in an aggregate principal amount at least equal to the amount of the transfer price to the Parent or any of its Subsidiaries from an Acceptable Bank or an Acceptable Broker-Dealer against a transfer of funds (the "Transfer Price") by the Parent or such Subsidiary to such Acceptable Bank or Acceptable Broker-Dealer, and (ii) a simultaneous agreement by the Parent or such Subsidiary, in connection with such transfer of funds, to transfer to such Acceptable Bank or Acceptable Broker-Dealer the same or substantially similar United States Governmental Securities for a price not less than the Transfer Price plus a reasonable return thereon at a date certain not later than 365 days after such transfer of funds,

                           (b) in respect of which the Parent or such Subsidiary
                  shall have the right, whether by contract or pursuant to applicable law, to liquidate such agreement upon the occurrence of any default thereunder, and

                           (c) in  connection  with  which  the  Parent  or such
                  Subsidiary, or an agent thereof, shall have taken all action required by applicable law or regulations to perfect a Lien in such United States Governmental Securities.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

         "United States Governmental Security" means any direct obligation of, or obligation guaranteed by, the United States of America, or any agency controlled or supervised by or acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America, so long as such obligation or guarantee shall have the benefit of the full faith and credit of the United States of America which shall have been pledged pursuant to authority granted by the Congress of the United States of America.

                                   Schedule B

                  "Restricted Payment" means any Distribution in respect of the Parent or any Restricted Subsidiary of the Parent (other than on account of capital stock or other equity interests of a Restricted Subsidiary of Parent), including any Distribution resulting in the acquisition by the Parent of Securities that would constitute treasury stock, provided that any Distribution of shares of Transplace.com or of any Subsidiary Stock (where the only substantial asset of such Restricted Subsidiary is equity interests of Transplace.com) to stockholders of the Parent shall not be deemed a Restricted Payment. For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

                  "Restricted Subsidiary" means any Subsidiary that is not an Unrestricted Subsidiary.

                  "Sale-and-Leaseback Transaction" means a transaction or series of transactions pursuant to which the Parent or any Restricted Subsidiary shall sell or transfer to any Person (other than the Parent or a Restricted Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Parent or any Restricted Subsidiary shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property, provided, however, that the Headquarters Transaction shall not be included as a "Sale-and-Leaseback Transaction".

                  "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  "Security(ies)" has the meaning set forth in section 2(l) of the Securities Act of 1933, as amended.

                  "Security Documents" means the Intercreditor Agreement and any security agreements, pledge agreements, financing statements or other agreements or documents entered into by the Company, the Parent or any Restricted Subsidiary creating Liens securing obligations payable by the Company, the Parent or any Restricted Subsidiary to holders of the Notes or the Bank Lenders pursuant to this Agreement or the Bank Loan Agreement.

                  "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company or the Parent (as the context requires).

                  "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any limited liability company, partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person

                                   Schedule B
or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company or the Parent.

                  "Subsidiary   Guaranty"  means  the  Subsidiary   Guaranty  in
substantially the form of the Attached Exhibit 4.11.

                  "Subsidiary Stock" means, with respect to any Person, the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Subsidiary of such Person.

                  "Successor Corporation" is defined in Section 10.2.

                  "Substantial Portion" is defined in Section 10.3.

                  "Swap" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

                  "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Subsidiary Stock, provided, however, that the Headquarters Transaction shall not be included as a "Transfer".

                  "Unrestricted Subsidiary" means CVTI Receivables Corp., a Nevada corporation, provided that it only engages in activities in connection with a Permitted Receivables Securitization Transaction, and any other special purpose entity formed for the purpose of engaging in a Permitted Receivables Securitization and designated as an Unrestricted Subsidiary.

                  "Wholly-Owned Restricted Subsidiary" means any Restricted Subsidiary of the Parent, all of the equity securities (except director's qualifying shares) of which are owned by the Parent and/or the Parent's other Wholly-Owned Restricted Subsidiaries.

                                   Schedule B

                                                                    SCHEDULE 5.3

                              Disclosure Materials



None.

                                  Schedule 5.3

                                                                    SCHEDULE 5.4

          Subsidiaries of the Company and ownership of Subsidiary Stock

         (a)(i) Subsidiaries of the Parent, the Company, and each other Subsidiary and Ownership of Subsidiary Stock

The Parent, Covenant Transport, Inc., a Nevada corporation, owns 100% of the issued and outstanding capital stock of the following Subsidiaries (and 90% of the issued and outstanding capital stock of CVTI Receivables Corp., a Nevada corporation):

                 Covenant Transport, Inc., a Tennessee corporation;
                 Southern Refrigerated Transport, Inc., an Arkansas corporation; Tony Smith Trucking, Inc., an Arkansas corporation; and Covenant Asset Management, Inc., a Nevada corporation

                 The  Company,   Covenant  Asset  Management,   Inc.,  a  Nevada
corporation, owns 100% of the issued and outstanding capital stock of the following subsidiaries:

                 None.

                 Covenant Transport, Inc., a Tennessee corporation, owns 100% of the issued and outstanding capital stock of the following subsidiaries:

                 Harold Ives Trucking Co., an Arkansas corporation; Terminal Truck Broker, Inc., an Arkansas corporation; Covenant.com, Inc., a Nevada corporation; and CIP, Inc., a Nevada corporation

                 Southern Refrigerated Transport, Inc., an Arkansas corporation, owns 10% of the issued and outstanding capital stock of CVTI Receivables Corp., a Nevada corporation.

         (a)(ii) Affiliates of the Company other than the Parent and its Subsidiaries (none) and the Parent other than its Subsidiaries (listed below)

                 David R. Parker
                 Jacqueline F. Parker
                 Michael W. Miller
                 R.H. Lovin, Jr.
                 Joey B. Hogan
                 Ronald B. Pope
                 William T. Alt
                 Hugh O. Maclellan, Jr.
                 Mark A. Scudder
                 Robert E. Bosworth
                 Clyde M. Fuller
                 Dimensional Fund Advisors Inc.

                                  Schedule 5.4

         (a)(iii) Directors and Officers of the Company and the Parent

Company                                          Parent
-------                                          ------
Directors:                                       Directors:
    David R. Parker                                  David R. Parker
    Joey B. Hogan                                    Michael W. Miller
    Doris J. Krick                                   R. H. Lovin, Jr.
                                                     William T. Alt
                                                     Hugh O. Maclellan, Jr.
                                                     Mark A. Scudder
                                                     Robert Bosworth

Officers:                                        Officers:
    David R. Parker, Chairman of the                 David R. Parker, Chairman
    Board, President and Chief Executive             of the Board, President and
    Officer                                          Chief Executive Officer

    R. H. Lovin, Jr., Vice President and             R. H. Lovin, Jr., Vice
    Secretary                                        President of Administration
                                                     and Secretary

    Joey B. Hogan, Treasurer and Chief               Michael W. Miller,
    Financial Officer                                Executive Vice President
                                                     and Chief Operating Officer

    Janice C. George, Assistant Secretary            Ronald B. Pope, Vice  and
    and  Assistant Treasurer                         President of Sales and
                                                     Marketing

    Mary Roseman, Assistant Treasurer                Joey B. Hogan, Treasurer,
                                                     Chief Financial Officer and
                                                     Assistant Secretary

    (b)      Liens on Stock of Company

    The Parent has pledged the stock of the Company (and the Subsidiaries) to the Bank Lenders under the Bank Loan Agreement.

    (c)      Restrictions on Dividends

    The Bank Loan Agreement contains restrictions on dividends.

                                  Schedule 5.4

                                                                    SCHEDULE 5.5

                              Financial Statements

The consolidated financial statements of the Parent and the Company for the periods listed below are included in the annual report, and Forms 10-Q that have been delivered to the Purchasers:

         1997
         1998
         1999
         1st Quarter 2000
         2nd Quarter 2000
         3rd Quarter 2000

                                  Schedule 5.5

                                                                    SCHEDULE 5.8

                               Certain Litigation

None.

                                  Schedule 5.8

                                                                   SCHEDULE 5.11

                                  Patents, Etc.


None.

                                        1

                                  Schedule 5.11

                                                                   SCHEDULE 5.14

                                 Use of Proceeds

The proceeds will be used to repay the Company's 7.39% Guaranteed Senior Notes due October 1, 2005 that are outstanding in the aggregate principal amount of $25,000,000.

                                  Schedule 5.14

                                                                   SCHEDULE 5.15
                              Existing Indebtedness

(a)      Existing Indebtedness:

1.       Parent:  None

2.       Company:

           Lender                                      Amount at 12/13/00
           ------                                      ------------------

           Bank of America                                 $55,000,000
           CIGNA                                            25,000,000

3.       Subsidiaries:
           a. Covenant Transport, Inc., a Tennessee corporation

           Lender                                      Amount at 12/13/00
           ---------                                   ------------------

           Tony Smith                                        3,000,000
           Transroad                                           350,000
           JS                                                   90,000
           Associates                                          418,379
           Associates                                          620,455
           Associates                                           26,735
           Sun Trust                                           499,576
           Sun Trust                                           660,085
           Sun Trust                                           434,319
           Sun Trust                                           422,272
           Paccar                                              194,265
           Paccar                                              126,305

b.       Southern Refrigerated Transport, Inc.

           Lender                                      Amount at 12/13/00
           ------                                      ------------------

           Geofuel                                             $20,000

c.       CVTI Receivables Corp.

           Lender                                      Amount at 12/13/00
           ------                                      ------------------

           SunTrust Bank                                   $62,000,000


(b)      Future or Contingent Liens

The Bank Loan Agreement contains a "springing lien" that will attach to substantially all of the Company's and the Parent's assets if an Event of Default occurs under such agreement.

                                  Schedule 5.15

                                                                   SCHEDULE 10.9
                                   Investments


None.

                                 Schedule 10.9

                                                                  SCHEDULE 10.11
                                      Liens
(a)      Existing Liens:

1.       Parent:  None

2.       Company:

         Lender                                               Amount at 11/30/00
         CIGNA                                                    25,000,000

3.       Restricted Subsidiaries:
a.       Covenant Transport, Inc., a Tennessee corporation

         Lender                                               Amount at 11/30/00
         Ford Motor Credit                                             2,659
         Ford Motor Credit                                            10,747
         ARI                                                           2,139
         ARI                                                           3,755
         ARI                                                           1,912
         Enterprise                                                   16,862
         Enterprise                                                   11,043
         Enterprise                                                   16,461
         Enterprise                                                   17,380
         Enterprise                                                   14,417
         MM Collins-New Jersey                                        42,371
         Jimmy Robinson-French Camp                                  128,470
         CCA Financial-Computer lease                              1,396,838
         Lanier Imaging-system                                       161,137
         Amsouth                                                   1,937,922
         Associates                                                2,348,422
         Bank of America                                           2,032,588
         Bank of America                                           5,766,562
         Bank of America                                           1,985,301
         Bank of America                                           4,698,998
         Bank One                                                  1,311,389
         Bank One                                                  1,312,274
         Bank One                                                    530,610
         Bank One                                                    529,733
         Bank One                                                    591,159
         Bank One                                                    591,159
         Bank One                                                    709,195
         Bank One                                                  3,607,886
         Caroleasing                                                 388,197
         First Union                                                 982,903
         First Union                                               3,258,455
         First Union                                               4,135,723

                                 Schedule 10.11

         First Union                                                 879,582
         Fleet Capital                                               980,581
         Fleet Capital                                             1,255,780
         Fleet Capital                                             1,023,699
         Fleet Capital                                               818,959
         Fleet Capital                                             1,312,274
         Fleet Capital                                             3,889,960
         Fleet Capital                                               631,153
         Sun Trust                                                 2,810,457
         Sun Trust                                                 1,797,484
         Sun Trust                                                   872,980
         Sun Trust                                                 8,714,931
         Sun Trust                                                 2,575,690
         The Vaughn Group                                          3,493,761
         Fleet Bank                                                2,679,097
         ABN                                                      14,360,178

b.       Southern Refrigerated Transport, Inc.

         Lender                                               Amount at 11/30/00
         Bank of America                                           4,281,918
         Bank of America                                           1,089,723
         Bank of America                                           1,202,866
         Bank One                                                    963,419
         First American Bank                                       1,007,237
         First American Bank                                       1,594,372
         First Fleet                                               1,858,138
         First Union                                                 590,168

                                 Schedule 10.11

                                                                     EXHIBIT 1.2

                                 [FORM OF NOTE]

                         COVENANT ASSET MANAGEMENT, INC.

                7.39% GUARANTEED SENIOR NOTE DUE OCTOBER 1, 2005

No. R-                                                                    [Date]
$[_________]                                                    PPN: 22283# AA 6

         FOR VALUE RECEIVED, the undersigned, COVENANT ASSET MANAGEMENT, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Nevada, hereby promises to pay to CIG & Co., or registered assigns, the principal sum of [____________________________] DOLLARS on October 1, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.39% per annum from the date hereof, payable semiannually, on the first day of October and April in each year, commencing with the April or October next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum time equal to 9.39%.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose, in the manner provided in the Note Purchase Agreements referred to below.

         This Note (a), is entitled to the benefits of Parent Guarantee by Covenant Transport, Inc., a Nevada corporation (the "Parent"), in accordance with the terms of the Note Purchase Agreements referred to below, and (b) is subject to the terms of the Intercreditor Agreement.

         This Note is one of a series of Guaranteed Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of May 15, 2000 (as from time to time amended, the "Note Purchase Agreements"), between and among the Company and the Parent, and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

         This Note is registered with the Company and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner

                                   Exhibit 1
hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note has not been registered under the Securities Act of 1933, as amended, or any applicable State securities act and may not be transferred absent registration under the Securities Act and applicable state laws, or available exemptions from registration.

         THIS NOTE AND THE NOTE PURCHASE AGREEMENTS ARE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, INTERNAL NEVADA LAW.

Company:                                    Parent:
COVENANT ASSET                              COVENANT TRANSPORT, INC.,
MANAGEMENT, INC.,                           a Nevada corporation
a Nevada corporation



By:                                         By:
     --------------------------                  --------------------------
Name:                                       Name:
       ------------------------                    ------------------------
Title:                                      Title:
        -----------------------                     -----------------------

                                   Exhibit 1

                                                                    EXHIBIT 4.11

                          [FORM OF SUBSIDIARY GUARANTY]

         THIS GUARANTY (this "Guaranty") dated as of May 15, 2000 is made by each of the undersigned (each, a "Guarantor"), in favor of the holders from time to time of the Notes hereinafter referred to, including each purchaser named in the Note Purchase Agreement hereinafter referred to, and their respective successors and assigns (collectively, the "Holders" and each individually, a "Holder").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Covenant Asset Management, Inc., a Nevada corporation (the "Company"), Covenant Transport, Inc., a Nevada corporation (the "Parent"), and the initial Holders have entered into a Note Purchase Agreement dated as of May 15, 2000 (the Note Purchase Agreement as amended, restated or otherwise modified from time to time in accordance with its terms and in effect, the "Note Purchase Agreement");

         WHEREAS, the Note Purchase Agreement contemplates the issuance by the Company of $25,000,000 aggregate principal amount of Notes (as defined in the Note Purchase Agreement) in series;

         WHEREAS, the Company is a wholly-owned subsidiary of the Parent;

         WHEREAS, each Guarantor is a Subsidiary (directly or indirectly) of the Parent and, by virtue of such relationship such Guarantor derives substantial financial, management and other benefits and expects to continue to do so in the future;

         WHEREAS, each Guarantor will derive substantial benefits from the purchase by the Holders of the Company's Notes and may reasonably be expected to benefit, directly or indirectly, from this Guaranty;

         WHEREAS, it is a condition precedent to the obligation of the Holders to purchase the Notes that each Guarantor shall have executed and delivered this Guaranty for the benefit of the Holders; and

         WHEREAS, each Guarantor finds it advantageous, desirable and in its best interests to execute and deliver this Guaranty to satisfy the conditions described in the preceding paragraph;

         NOW, THEREFORE, in consideration of the premises and other benefits to the Guarantors, and of the purchase of the Company's Notes by the Holders, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, each Guarantor makes this Guaranty as follows:

         SECTION 1. Definitions. Any capitalized terms not otherwise herein defined shall have the meanings attributed to them in the Note Purchase Agreement.

                                  Exhibit 4.11

         SECTION 2. Guaranty. Each Guarantor, jointly and severally, unconditionally and irrevocably guarantees to the Holders the due, prompt and complete performance and indefeasible payment by the Company of the principal of, Make-Whole Amount, if any, and interest and supplemental interest on, and each other amount due under, the Notes or the Note Purchase Agreement (the Notes and the Note Purchase Agreement being sometimes hereinafter collectively referred to as the "Note Documents") when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by declaration or otherwise) in accordance with the terms thereof, including interest, supplemental interest and other amounts owed under the terms thereof for which the Company has obtained relief under bankruptcy or other laws providing for relief from creditors (such amounts payable by the Company under the terms of the Note Documents, and all other monetary obligations of the Company thereunder, being sometimes collectively hereinafter referred to as the "Obligations"). This Guaranty is a guaranty of payment and not just of collectibility and is in no way conditioned or contingent upon any attempt to collect from the Company or upon any other event, contingency or circumstance whatsoever. If for any reason whatsoever the Company shall fail or be unable duly, punctually and fully to pay such amounts as and when the same shall become due and payable, each Guarantor, without demand, presentment, protest or notice of any kind, will forthwith pay or cause to be paid such amounts to the Holders under the terms of such Note Documents, in lawful money of the United States, at the place specified in the Note Purchase Agreement, or perform or comply with the same or cause the same to be performed or complied with, together with interest (to the extent provided for under such Note Documents) on any amount due and owing from the Company. Each Guarantor, promptly after demand, will pay to the Holders the reasonable costs and expenses of collecting such amounts or otherwise enforcing this Guaranty, including, without limitation, the reasonable fees and expenses of counsel. Notwithstanding the foregoing, the right of recovery against each Guarantor under this Guaranty is limited to the extent it is judicially determined with respect to any Guarantor that entering into this Guaranty would violate Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law, in which case such Guarantor shall be liable under this Guaranty only for amounts aggregating up to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

         SECTION 3. Guarantor's Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be primary, absolute and unconditional obligations of such Guarantor, shall not be subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense based upon any claim such Guarantor or any other Person may have against the Company or any other Person, and to the full extent permitted by applicable law shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Guarantor or the Company shall have any knowledge or notice thereof), including:

                  (a) any termination, amendment or modification of or deletion from or addition or supplement to or other change in any of the Note Documents or any other instrument or agreement applicable to any of the parties to any of the Note Documents;

                                  Exhibit 4.11

                  (b) any furnishing or acceptance of any security, or any release of any security, for the Obligations, or the failure of any security or the failure of any Person to perfect any interest in any collateral;

                  (c) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above, including, without limitation, failure to give notice to any Guarantor of the occurrence of a "Default" or an "Event of Default" under any Note Document;

                  (d) any waiver of the payment, performance or observance of any of the obligations, conditions, covenants or agreements contained in any Note Document, or any other waiver, consent, extension, indulgence, compromise, settlement, release or other action or inaction under or in respect of any of the Note Documents or any other instrument or agreement referred to in paragraph (a) above or any obligation or liability of the Company, or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument or agreement or any such obligation or liability;

                  (e) any failure, omission or delay on the part of any of the Holders to enforce, assert or exercise any right, power or remedy conferred on such Holder in this Guaranty, or any such failure, omission or delay on the part of such Holder in connection with any Note Document, or any other action on the part of such Holder;

                  (f) any voluntary or involuntary bankruptcy, insolvency, reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, conservatorship, custodianship, liquidation, marshaling of assets and liabilities or similar proceedings with respect to the Company, any Guarantor or to any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (g) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any of the Note Documents or any other agreement or instrument referred to in paragraph (a) above or any term hereof;

                  (h) any merger or consolidation of the Company or any Guarantor into or with any other corporation, or any sale, lease or transfer of any of the assets of the Company or any Guarantor to any other Person;

                  (i) any change in the ownership of any shares of capital stock of the Company or any change in the corporate relationship between the Company, the Parent and any Guarantor, or any termination of such relationship;

                  (j) any release or discharge, by operation of law, of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty; or

                                  Exhibit 4.11

                  (k) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against any Guarantor.

         SECTION 4. Full Recourse Obligations. The obligations of each Guarantor set forth herein constitute the full recourse obligations of such Guarantor enforceable against it to the full extent of all its assets and properties.

         SECTION 5. Waiver. Each Guarantor unconditionally waives, to the extent permitted by applicable law, (a) notice of any of the matters referred to in
Section 3, (b) notice to such Guarantor of the incurrence of any of the Obligations, notice to such Guarantor or the Company of any breach or default by the Company with respect to any of the Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of the Holders against such Guarantor, (c) presentment to or demand of payment from the Company or such Guarantor with respect to any amount due under any Note Document or protest for nonpayment or dishonor, (d) any right to the enforcement, assertion or exercise by any of the Holders of any right, power, privilege or remedy conferred in the Note Purchase Agreement or any other Note Document or otherwise, (e) any requirement of diligence on the part of any of the Holders,
(f) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any Note Document, (g) any notice of any sale, transfer or other disposition by any of the Holders of any right, title to or interest in the Note Purchase Agreement or in any other Note Document and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or that might otherwise limit recourse against such Guarantor.

         SECTION 6. Subrogation, Contribution, Reimbursement or Indemnity. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any rights that may have arisen in connection with this Guaranty to be subrogated to any of the rights (whether contractual, under the United States Bankruptcy Code, as amended, including section 509 thereof, under common law or otherwise) of any of the Holders against the Company or against any collateral security or guaranty or right of offset held by the Holders for the payment of the Obligations. Until one year and one day after all Obligations have been indefeasibly paid in full, each Guarantor agrees not to take any action pursuant to any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company that may have arisen in connection with this Guaranty. So long as the Obligations remain, if any amount shall be paid by or on behalf of the Company to such Guarantor on account of any of the rights waived in this paragraph, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holders (duly endorsed by such Guarantor to the Holders, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holders may determine. The provisions of this paragraph shall survive the term of this Guaranty and the payment in full of the Obligations.

                                  Exhibit 4.11

         SECTION 7. Effect of Bankruptcy Proceedings, etc. This Guaranty shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Holders pursuant to the terms of the Note Purchase Agreement or any other Note Document is rescinded or must otherwise be restored or returned by such Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any other Person, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or other Person or any substantial part of its property, or otherwise, all as though such payment had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, the maturity of the principal amount of the Notes and all other Obligations shall be deemed to have been accelerated with the same effect as if any Holder had accelerated the same in accordance with the terms of the Note Purchase Agreement or other applicable Note Document, and such Guarantor shall forthwith pay such principal amount, Make-Whole Amount, if any, interest and supplemental interest thereon and any other amounts guaranteed hereunder without further notice or demand.

         SECTION 8. Term of Agreement. This Guaranty and all guaranties, covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Obligations shall be paid and performed in full and all of the agreements of each Guarantor hereunder shall be duly paid and performed in full.

         SECTION 9. Representations and Warranties. Each Guarantor represents and warrants to each Holder that:

                  (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guaranty, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guaranty;

                  (c) this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                                  Exhibit 4.11

                  (d) the execution, delivery and performance of this Guaranty will not violate any provision of any requirement of law or material contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of such Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Guarantor, threatened by or against such Guarantor or any of its properties or revenues (i) with respect to this Guaranty or any of the transactions contemplated hereby or (ii) that could reasonably be expected to have a material adverse effect upon the business, operations or financial condition of such Guarantor and its Subsidiaries taken as a whole;

                  (g) the execution, delivery and performance of this Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of such Guarantor or of any securities issued by such Guarantor; and

                  (h) such Guarantor (after giving due consideration to any rights of contribution) has received fair consideration and reasonably equivalent value for the incurrence of its obligations hereunder or as contemplated hereby and after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

         SECTION 10. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by telex or telecopy or mailed by first-class mail, postage prepaid, addressed (a) if to the Company or any Holder at the address set forth in, the Note Purchase Agreement or (b) if to any Guarantor, in care of the Company at the Company's address set forth in the Note Purchase Agreement, or in each case at such other address as the Company, any Holder or a Guarantor shall from time to time designate in writing to the other parties. Any notice so addressed shall be deemed to be given when actually received.

         SECTION 11. Survival. All warranties, representations and covenants made by each Guarantor herein or in any certificate or other instrument delivered by it or on its behalf hereunder shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any of the Holders. All statements in any such certificate or other instrument shall constitute warranties and representations by such Guarantor hereunder.

                                  Exhibit 4.11

         SECTION 12. Submission to Jurisdiction. Each Guarantor irrevocably submits to the jurisdiction of the courts of the State of Nevada and of the courts of the United States of America having jurisdiction in the State of Nevada for the purpose of any legal action or proceeding in any such court with respect to, or arising out of, this Guaranty, the Note Purchase Agreement or the Notes. Each Guarantor consents to process being served in any suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Guarantor specified in or designated pursuant to the Note Purchase Agreement. Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such Guarantor.

         SECTION 13. Miscellaneous. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect. The terms of this Guaranty shall be binding upon, and inure to the benefit of, each Guarantor and the Holders and their respective successors and assigns. No term or provision of this Guaranty may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by each Guarantor and the Holders. The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty. This Guaranty shall in all respects be governed by, and construed in accordance with, the laws of the State of Nevada, including all matters of construction, validity and performance.

                                  Exhibit 4.11

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.

                                            COVENANT TRANSPORT, INC.
                                            (a Tennessee corporation)


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            SOUTHERN REFRIGERATED
                                            TRANSPORT, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            TONY SMITH TRUCKING, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            HAROLD IVES TRUCKING CO.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            TERMINAL TRUCK BROKER, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                  Exhibit 4.11

                                            COVENANT.COM, INC.

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


                                            CIP, INC.


                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                  Exhibit 4.11

                         JOINDER TO SUBSIDIARY GUARANTY


         The undersigned (the "Guarantor"), a member of the consolidated group of companies, including Covenant Asset Management, Inc., a Nevada corporation (the "Company"), which are subsidiaries of Covenant Transport, Inc., a Nevada corporation (the "Parent"), joins in the Subsidiary Guaranty dated as of May 15, 2000 from the Guarantors named therein in favor of the Purchasers, as defined therein, and agrees to be bound by all of the terms thereof and represents and warrants to the Purchasers that:

                  (a) the Guarantor is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) the Guarantor has the requisite power and authority and the legal right to execute and deliver this Joinder to Subsidiary Guaranty ("Joinder") and to perform its obligations hereunder and under the Subsidiary Guaranty and has taken all necessary action to authorize its execution and delivery of this Joinder and its performance of the Subsidiary Guaranty;

                  (c) the  Subsidiary  Guaranty  constitutes a legal,  valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (d) the execution and delivery of this Joinder and the performance of the Subsidiary Guaranty will not violate any provision of any requirement of law or contractual obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties, revenues or assets of the Guarantor pursuant to the provisions of any material contractual obligation of such Guarantor or any requirement of law;

                  (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of the Subsidiary Guaranty;

                  (f) no litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or any of its properties or revenues (i) with respect to this Joinder, the Subsidiary Guaranty or any of the transactions contemplated hereby or
         (ii) that could reasonably be expected to have a material adverse effect on the business, operations or financial condition of the Guarantor and its subsidiaries taken as a whole;

                                  Exhibit 4.11

                  (g) the execution and delivery of this Joinder and the performance of the Subsidiary Guaranty will not violate any provision of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign, or of the charter or by-laws of the Guarantor or of any securities issued by the Guarantor; and

                  (h) after giving effect to the transactions contemplated herein, (i) the fair value of the assets of such Guarantor (both at fair valuation and at present fair saleable value) exceeds its liabilities, (ii) such Guarantor is able to and expects to be able to pay its debts as they mature, and (iii) such Guarantor has capital sufficient to carry on its business as conducted and as proposed to be conducted.

Capitalized Terms used but not defined herein have the meanings ascribed in the Subsidiary Guaranty.

                  IN WITNESS WHEREOF, the undersigned has caused this Joinder to Subsidiary Guaranty to be duly executed as of __________, ____.


                                            [Name of Guarantor]

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

                                  Exhibit 4.11

                                                                    EXHIBIT 4.12


                                 FORM OF SECOND
                     AMENDED AND RESTATED MASTER COLLATERAL
                           AND INTERCREDITOR AGREEMENT


                  SECOND AMENDED AND RESTATED MASTER COLLATERAL
                           AND INTERCREDITOR AGREEMENT


                  SECOND AMENDED AND RESTATED MASTER COLLATERAL AND INTERCREDITOR AGREEMENT, dated as of December __, 2000, among the Participating Creditors (as defined below) and BANK OF AMERICA, N.A., a national banking association, as collateral agent (the "Collateral Agent") for the Participating Creditors. Capitalized terms used herein shall have the meanings given to them in Section 1.1.

                                    RECITALS


                  WHEREAS, Connecticut General Life Insurance Company, on behalf of one or more separate accounts, Connecticut General Life Insurance Company and Life Insurance Company of North America (collectively, together with their successors and assigns, the "Noteholders") have heretofore purchased $25,000,000 in aggregate principal amount of 7.39% Guaranteed Senior Notes, due October 1, 2005 (the "Notes"), issued by Covenant Asset Management, Inc., a Nevada corporation (the "Borrower"), pursuant to that certain Note Purchase Agreement (as the same may hereafter be amended, modified, supplemented, refinanced or replaced, the "Note Agreement"), dated as of May 15, 2000, between the Noteholders, the Borrower and Covenant Transport, Inc., a Nevada corporation (the "Parent"). The Notes are guaranteed by the Parent pursuant to the Note Agreement (the "Parent Guarantee") and by the Subsidiary Guarantors (as hereinafter defined) pursuant to a Subsidiary Guaranty dated as of May 15, 2000 (as it may hereafter be amended, modified, supplemented, refinanced or replaced, the "Subsidiary Guaranty"); and

                  WHEREAS, the Note Agreement is intended to be the successor to the separate Note Purchase Agreements dated as of October 15, 1995 among Covenant Transport, Inc., a Tennessee corporation ("CTI"), the Parent and the purchasers named therein (the "1995 Note Agreement"). The 7.39% Guaranteed Senior Notes due October 1, 2005 issued pursuant to the 1995 Note Agreement were prepaid in full with the proceeds of the Notes as part of the reorganization of the Parent and its Subsidiaries; and

                  WHEREAS,  the  Borrower  has  entered  into a  certain  Credit
Agreement (hereinafter defined) dated as of the date hereof with the banks signatories thereto (collectively with all financial institutions hereafter party thereto, the "Banks"), the Banks serving as letter of credit issuing banks thereunder, and BANK OF AMERICA, N.A., as Agent (the "Agent"; the Banks, the Letter of Credit Banks and the Agent being collectively called the "Bank Creditors"), pursuant to which the Bank Creditors have agreed to provide a revolving credit facility and letter of credit facility for the benefit of the Borrower; and

                  WHEREAS, the revolving credit facility and letter of credit facility are being provided pursuant to the Credit Agreement to refinance those certain facilities provided to the Borrower pursuant to the Prior Credit Agreement; and

                  WHEREAS, the Noteholders previously entered into an Amended and Restated Master Collateral and Intercreditor Agreement, dated as of June 6, 2000, among the Noteholders, the Prior Bank Creditors and the Prior Collateral Agent, and acknowledged and agreed to by the Obligors, (the "Prior Intercreditor Agreement"), in order to acknowledge their agreement that the Borrower's obligations to each of the Noteholders under the Notes and Note Agreement and the Prior Bank Creditors under the Prior Credit Agreement would be secured on a pari passu basis, and to set forth their respective rights in respect of any and all security or collateral securing the obligations of the Obligors or any other guarantor to the Noteholders under the Notes and Note Agreement or to the Prior Bank Creditors under the Prior Credit Agreement; and

                  WHEREAS, the Noteholders and the Bank Creditors have agreed that the Borrower's obligations to each of them under the Note Agreement and the Credit Agreement shall be secured on a pari passu basis, and are entering into this Agreement to amend and restate the Prior Intercreditor Agreement insofar as the credit facilities provided under the Credit Agreement refinance and replace those credit facilities provided pursuant to the Prior Credit Agreement, and to set forth their respective rights in respect of any and all security or collateral now or hereafter securing the current obligations of the Borrower to the Noteholders or the Bank Creditors; and

                  WHEREAS, pursuant to the terms of Section 5.4 of the Prior Intercreditor Agreement, the Prior Collateral Agent has resigned and has been discharged from the responsibilities thereby created; and

                  WHEREAS, subject to the terms and conditions of this Agreement, the Noteholders and the Bank Creditors have agreed to appoint the Collateral Agent to serve as collateral agent under this Agreement, and the Collateral Agent has agreed to serve as collateral agent under this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions

                  SECTION 1.1. Definitions of Certain Terms. As used herein, the following terms shall have the meanings set forth below:

                  "ABN" shall mean ABN AMRO Bank N.V., a Dutch bank acting through its Atlanta Agency, and its successors and assigns.

                  "Act" shall have the meaning given such term in Section 2.1.

                  "Actionable Default" shall mean any Event of Default under and as defined in the Credit Agreement or any Event of Default under and as defined in the Note Agreement.

                  "Affiliate" shall mean any Person (other than the Parent) (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Parent, (ii) which beneficially owns or holds 5% or more of any class of the voting stock of the Parent, (iii) of which the Parent or the Borrower or shareholders of the Parent beneficially own or hold 5% or more of the voting stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest), or (iv) who is a member of the Board of Directors of the Parent or a member of the immediate family of any such Person. The term "immediate family" of any Person shall include the spouse, brothers, sisters and descendants of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise. The term "voting stock" means the shares of stock or other equity interest of a Person that, in the normal course of affairs, have the power to elect directors or the members of any policy making board of such Person.

                  "Agent" shall mean Bank of America acting in the capacity of agent under the Credit Agreement, and any successor thereto.

                  "AmSouth" shall mean the AmSouth Bank, N.A., successor by merger to First American National Bank, and its successors and assigns.

                  "Bank Creditors" shall mean the Banks, the Letter of Credit Banks and the Agent.

                  "Bank Guaranty" shall mean, collectively, (i) the Parent Guaranty Agreement, dated as of the date hereof, executed by the Parent in favor of the Bank Creditors, (ii) the Subsidiary Guaranty Agreement, dated as of the date hereof, executed by the direct and indirect Subsidiaries of the Parent in favor of the Bank Creditors, and (iii) any other Facility Guaranty (as defined in the Credit Agreement), each as the same may be further amended, supplemented, restated or replaced, from time to time.

                  "Banks" shall have the meaning set forth in the recitals hereto, and each other institution party to the Credit Agreement as a "Lender" from time to time, and any assignee thereof pursuant to Section 13.1 of the Credit Agreement.

                  "Bank of America" shall mean Bank of America, N.A., and its successors and assigns.

                  "Bank One" shall mean Bank One, N.A., and its successors and assigns.

                  "Borrower" shall mean Covenant Asset Management, Inc., a Nevada corporation.

                  "Business Day" shall mean any day other than a Saturday or Sunday on which banks in New York, New York and Charlotte, North Carolina, are not required or authorized to close.

                  "Co-Collateral Agent" shall have the meaning given such term in Section 5.7 hereof.

                  "Collateral  Accounts"  shall  have the  meaning  set forth in
Section 4.1 hereof.

                  "Collateral Agent" shall mean Bank of America, acting in its capacity as the Collateral Agent in the manner and to the extent described in this Agreement and the Security Documents, or any successor acting as such Collateral Agent pursuant to Section 5.4 hereof. In addition, such term also shall include any Co-Collateral Agent appointed pursuant to and to the extent provided in Section 5.7 hereof.

                  "Collateral" shall mean all the properties and assets of whatever nature, tangible or intangible, now owned or existing or hereafter acquired or arising, on or in which the Collateral Agent or any Participating Creditor has been granted a Lien or security interest pursuant to any of the Security Documents.

                  "Commitment" shall have the meaning set forth in the Credit Agreement.

                  "Credit Agreement Collateral Account" shall have the meaning set forth in Section 4.1 hereof.

                  "Credit Agreement" shall mean that certain Credit Agreement dated as of the date hereof, among, the Borrower, the Parent, the Bank Creditors and the Agent, (as the same may be amended, restated, supplemented or otherwise modified from time to time).

                  "Credit Transaction Documents" shall mean this Agreement, the Note Agreement, the Notes, the Notes Guarantee, the Credit Agreement, the Security Documents and any and all other Loan Documents (as defined in the Credit Agreement).

                  "LC Disbursement" shall mean a payment or disbursement made by a Letter of Credit Bank pursuant to a Letter of Credit issued by it.

                  "Letter of Credit Bank" shall mean any Bank which issues a Letter of Credit.

                  "Letter of Credit Collateral Account" shall have the meaning set forth in Section 4.1.

                  "Letter of Credit" shall mean any letter of credit issued by a Letter of Credit Bank pursuant to the Credit Agreement.

                  "Lien" as applied to the property or assets (or the income or profits therefrom) of any Person, shall mean (in each case, whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise): any mortgage, lien, pledge, attachment, financing statement, levy, charge, or other security interest or encumbrance of any kind in respect of any property or assets of such Person, or upon the income or profits therefrom. For this purpose, the Parent, the Borrower or any other Subsidiary shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capitalized lease or other title retention agreement relating to such asset.

                  "Loans"  shall  have  the  meaning  set  forth  in the  Credit
Agreement and shall include all Revolving Loans and all Swing Line Loans made thereunder.

                  "LOC Creditors" shall mean the Letter of Credit Banks and the Banks that hold participations in Letters of Credit.

                  "Non-Pro-Rata  Payment"  shall have the  meaning  set forth in
Section 7.2(b) hereof.

                  "Note Agreement Collateral Account" shall have the meaning set forth in Section 4.1 hereof.

                  "Note Agreement" shall have the meaning set forth in the first recital paragraph hereof.

                  "Noteholders" shall have the meaning set forth in the first recital paragraph hereof .

                  "Notes" shall have the meaning set forth in the first recital paragraph hereof.

                  "Notes  Guarantee"  shall  mean,   collectively,   the  Parent
Guarantee and the Subsidiary Guaranty.

                  "Notice of Actionable Default" shall mean a written notice delivered by the Agent or the Required Holders to the Collateral Agent, stating that an Actionable Default has occurred. A Notice of Actionable Default shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and to have been rescinded when the Collateral Agent has received written notice satisfactory to it that such Actionable Default has been cured or when such Actionable Default has been effectively waived by the Required Creditors for purposes of this Agreement. A Notice of Actionable Default shall be deemed to be outstanding at all times after such Notice has been given until such time, if any, as such Notice has been rescinded.

                  "Obligations" shall mean all indebtedness, obligations or liabilities (including, without limitation, all principal, interest, premium, fees, reimbursement obligations, indemnity obligations, collection costs and other amounts) now or hereafter owing by any or all of the Obligors (specifically including all "Obligations" as defined in the Credit Agreement and the obligations of the Parent and the Subsidiary Guarantors under the Bank Guaranty) to any or all of the Participating Creditors and/or the Collateral Agent under any or all of the Credit Transaction Documents.

                  "Obligors" shall mean the Borrower, the Parent and the Subsidiary Guarantors.

                  "Outstanding Credit Agreement Obligations" shall mean, at any time, the sum (without duplication) of (a) the aggregate principal amount of Loans outstanding at such time and the aggregate amount of accrued and unpaid interest thereon at such time, (b) the aggregate amount of all LC Disbursements not yet reimbursed to the LOC Creditors and accrued and unpaid interest thereon at such time, (c) the aggregate amount of accrued and unpaid commitment, letter of credit or similar fees payable to the Bank Creditors, or any of them, under or in connection with the Credit Agreement and (d) the aggregate amount of all other monetary obligations of any Obligor that are accrued and owing at such time to the Bank Creditors or any of them under the Credit Agreement, the Bank Guaranty and/or the Security Documents, including indemnification and expense reimbursement obligations (but excluding any Unfunded LOC Exposure).

                  "Outstanding Note Agreement Obligations" shall mean, at any time, the sum (without duplication) of (a) the outstanding principal amount of the Notes at such time and the amount of accrued and unpaid interest thereon at such time and (b) the amount of all other monetary obligations of the Obligors that are accrued and owing at such time to the Noteholders under the Note Agreement, the Notes Guarantee and/or the Security Documents, including indemnification and expense reimbursement obligations and premium, if any.

                  "Outstanding  Obligations" shall mean, at any time, the sum of
(a) the Outstanding Credit Agreement Obligations at such time, (b) the Outstanding Note Agreement Obligations at such time and (c) the Unfunded LOC Exposure at such time.

                  "Parent"  shall  mean  Covenant  Transport,   Inc.,  a  Nevada
corporation.

                  "Participating Creditors" shall mean the Bank Creditors and the Noteholders.

                  "Payment Default" shall mean any Actionable Default arising from a failure to pay any of the Outstanding Credit Agreement Obligations or outstanding Note Agreement Obligations when and as due, but only if such Obligations that have not been paid include principal, interest, premium, fee or unreimbursed LC Disbursements.

                  "Permitted Investments" shall mean any of the following:

                           (i) debt securities if (A) such securities are long-term securities and rated "A" or higher by Moody's Investors Service ("Moody's"), or "A" or higher by Standard & Poor's Corporation ("S&P's"), or (B) such securities have been issued or fully guaranteed as to principal and interest by the United States of America or any agency or instrumentality thereof whose obligations are backed by the full faith and credit of the United States of America; provided that any such securities shall have a remaining term to maturity not to exceed 3 months;

                           (ii) commercial paper rated "Prime-1" or higher by Moody's or "A-1" or higher by S&P's;

                           (iii)  certificates of deposits of, or demand or time
         deposits  in,  or  money  market   investment  funds  managed  by,  the
         Collateral Agent or any of the Banks;

                           (iv) demand deposits in domestic banks that are insured by the Federal Deposit Insurance Corporation, have combined capital and surplus in excess of $300,000,000 and whose (or whose parent company's) publicly held long-term debt securities, if any, meet the standards set forth in item (i) above; and

                           (v) repurchase contracts covering securities that are described in clause (i) above, and which contracts have a maturity not exceeding the date fourteen days from the date of acquisition thereof and which contracts are entered into with a bank meeting the requirements of clause (iv) above.

                  "Person" shall mean an individual, corporation, partnership, or unincorporated organization, a government or any agency or political subdivision thereof.

                  "Prior Bank Creditors" shall mean ABN, as agent under the Prior Credit Agreement, and ABN, AmSouth, Bank of America, Bank One and SunTrust, as lenders under the Prior Credit Agreement.

                  "Prior Collateral Agent" shall mean First Union National Bank, a national banking association, in its capacity as Collateral Agent under the Prior Intercreditor Agreement.

                  "Prior Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated as of June 18, 1999 among CTI, the Borrower, and the Prior Bank Creditors, as further amended in that certain Amendment to Amended and Restated Credit Agreement dated as of June 6, 2000 among CTI, the Borrower, and the Prior Bank Creditors (as the same may be amended, restated, supplemented or otherwise modified from time to time).

                  "Prior Intercreditor Agreement" shall have the meaning set forth in the fifth recital paragraph hereof.

                  "Required Banks" shall have the meaning given to "Required Lenders" in the Credit Agreement.

                  "Required Holders" shall have the meaning given such term in the Note Agreement.

                  "Required Creditors" shall mean at any time Participating Creditors holding Voting Obligations representing not less than 66 2/3% of the Voting Obligations.

                  "Security Document" shall mean each of the documents and agreements defined as a "Security Document" in the Note Agreement or as a "Security Instrument" in the Credit Agreement and shall include any and all agreements, assignments, mortgages, deeds or other similar documents under which the Collateral Agent or any Participating Creditor is now or hereafter granted a Lien in any Collateral to secure any of the Obligations, including without limitation the documents listed on Exhibit A attached hereto.

                  "Special Collateral Account" shall have the meaning set forth in Section 7.2(b).

                  "Subsidiary" when used to determine the relationship of a Person to another Person, shall mean any Person of which (a) securities having ordinary voting power to elect a majority of the board of directors (or other persons having similar functions), or (b) other ownership interests ordinarily constituting a majority voting interest, in each case, are at the time, directly or indirectly, owned or controlled by such other Person, or by one or more other Subsidiaries of such other Person, or by such other Person and one or more of its Subsidiaries. Unless otherwise specified "Subsidiary" means a Subsidiary of the Parent.

                  "Subsidiary Guarantors" shall mean Covenant.com, Inc. (formerly known as Covenant Acquisition Co. and C & F Acquisition Co.), a Nevada corporation, CIP, Inc. (formerly known as Intellectual Property Co.), a Nevada corporation, Southern Refrigerated Transport, Inc., an Arkansas corporation, Tony Smith Trucking, Inc., an Arkansas corporation, Harold Ives Trucking Co., an Arkansas corporation, Terminal Truck Broker, Inc., an Arkansas corporation, Covenant Transport, Inc., a Tennessee corporation, and any other subsidiary, direct or indirect, of the Parent that may hereafter become a party to the Subsidiary Guaranty or the Bank Guaranty.

                  "SunTrust" shall mean SunTrust Bank, and its successors and assigns.

                  "Unfunded LOC Exposure" shall mean, at any time, the aggregate undrawn amount of all outstanding Letters of Credit at such time.

                  "Voting Actions" shall mean (a) all amendments and modifications to, and waivers of any provisions of, and consents granted under, any of the Security Documents or this Agreement and (b) any delivery of a notice, determination or any other action whatsoever permitted to be taken or withheld by the Collateral Agent.

                  "Voting Credit Agreement Obligations" shall mean (i) at any time during the continuance of an Actionable Default under the Credit Agreement or at any time after the acceleration of all Outstanding Credit Agreement Obligations, (a) the aggregate principal amount of the Loans outstanding at such time, (b) the aggregate amount of the Unfunded LOC Exposure at such time, and
(c) the aggregate amount of unreimbursed LC Disbursements at such time; provided that any of the foregoing obligations owed to any Obligor or any Affiliate of an Obligor at such time shall be deemed not to be outstanding for purposes of this definition, and (ii) at all other times the Total Revolving Credit Commitment (as defined in the Credit Agreement) as shall then be effective.

                  "Voting Note Agreement Obligations" shall mean, at any time, the outstanding principal amount of the Notes at such time; provided that any portion of the Notes owned by any Obligor or any Affiliate of an Obligor at such time shall be deemed not to be outstanding for the purposes of this definition.

                  "Voting Obligations" shall mean the Voting Credit Agreement Obligations and the Voting Note Agreement Obligations.

                  SECTION 1.2. Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles and Sections shall be deemed references to Articles and Sections of this Agreement unless the context shall otherwise require. All references herein to any Person, other than an Obligor, shall be deemed to include such Person's successors, transferees and assigns. All references herein to any Obligor shall be deemed to include such Obligor's successors. All references herein to any Credit Transaction Document shall be to such document as the terms thereof may have been amended, supplemented, waived or otherwise modified from time to time in accordance with the terms thereof and hereof.


                                   ARTICLE II

                        Acts of Participating Creditors;
                             Amounts of Obligations

                  SECTION 2.1. Acts of Participating Creditors. Any request, demand, authorization, direction, notice, consent, waiver or other action permitted or required by this Agreement to be given or taken by the Agent, the Participating Creditors or any portion thereof (including the Required Creditors) may be and, at the request of the Collateral Agent, shall be embodied in and evidenced by one or more instruments satisfactory in form to the Collateral Agent and signed by or on behalf of such Persons and, except as otherwise expressly provided in any such instrument, any such action shall become effective when such instrument or instruments shall have been delivered to the Collateral Agent. The instrument or instruments evidencing any action (and the action embodied therein and evidenced thereby) are sometimes referred to herein as an "Act" of the parties signing such instrument or instruments. The Collateral Agent shall be entitled to rely absolutely upon an Act of any Participating Creditor if such Act purports to be taken by or on behalf of such Participating Creditor, and nothing in this Section 2.1 or elsewhere in this Agreement or in any Security Document shall be construed to require the Agent or any Participating Creditor to demonstrate that it has been authorized to take any action that it purports to be taking, the Collateral Agent being entitled to rely conclusively, and being fully protected in so relying, on any Act of such Participating Creditor.

                  SECTION 2.2. Determination of Amounts of Obligations. Whenever the Collateral Agent is required to determine the existence or amount of any of the Outstanding Obligations or Voting Obligations or any portion thereof or the existence of any Actionable Default for any purposes of this Agreement, it shall be entitled to make such determination on the basis of one or more certificates of any Participating Creditor (with respect to the Obligations owed to such Participating Creditor) or the Agent (with respect to the Obligations owed to the Bank Creditors, or any of them); provided, however, that if, notwithstanding the request of the Collateral Agent, any Participating Creditor or the Agent shall fail or refuse within five Business Days of such request to certify as to the existence or amount of any Outstanding Obligations or Voting Obligations or any portion thereof owed to it or the existence of any Actionable Default, the Collateral Agent shall be entitled to determine such existence or amount by such method as the Collateral Agent may, in its sole discretion, determine, including by reliance upon a certificate of any Obligor; provided further, however, that, promptly following determination of any such amount, the Collateral Agent shall notify such Participating Creditor of such determination and thereafter shall correct any error that such Participating Creditor brings to the attention of the Collateral Agent. In addition, the Collateral Agent may rely on any certificate of any Obligor with respect to the amount of the Notes considered not outstanding for purposes of the definition of the terms "Voting Note Agreement Obligations" and "Voting Obligations" as a result of any portion of the Notes being owned by any Obligor or any Affiliate of an Obligor. The Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Obligor, any Participating Creditor or any other person as a result of any action taken by the Collateral Agent based upon such determination prior to receipt of written notice of any error in such determination. Upon any request of the Collateral Agent, each Obligor will, and by countersigning this Agreement each Obligor agrees to, as promptly as practicable furnish a certificate to the Collateral Agent as to the existence or amount of any Outstanding Obligation or Voting Obligation or as to the existence of any Actionable Default. For all purposes of this Agreement to the extent any Outstanding Obligation has been taken into account for purposes of determining the amount to which any Participating Creditor is entitled in any distribution hereunder, any guarantee of such Outstanding Obligation that is itself an Outstanding Obligation shall not be taken into account for such purpose.

                  SECTION 2.3. Restrictions on Actions. Each Participating Creditor agrees that, from the date of this Agreement, as long as any Outstanding Obligations exist, the provisions of this Agreement shall provide the exclusive method by which any Participating Creditor may exercise rights and remedies under the Security Documents. Therefore, each Participating Creditor shall, for the mutual benefit of all Participating Creditors, except as permitted under this Agreement:

                           (a)  refrain   from  taking  or  filing  any  action,
                  judicial or otherwise, to enforce any rights or pursue any remedies under the Security Documents, except for delivering notices hereunder or exercising any rights to request and receive information or documents or to inspect or examine Collateral; and

                           (b) refrain from exercising any rights or remedies under the Security Documents that may be exercisable as a result of an Actionable Default;

provided, however, that the foregoing shall not prevent (i) any Participating Creditor from accelerating its Obligations or from imposing a default rate of interest in accordance with the Credit Agreement or the Note Agreement, as applicable, (ii) a Participating Creditor from raising any defenses or asserting any compulsory counterclaim in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense or counterclaim to the extent directly relating to the Collateral or any one or more of the Security Documents, subject to and in accordance with the provisions of this Agreement, or (iii) a Participating Creditor from exercising its rights and remedies as a general creditor in accordance with the Credit Transaction Documents (other than the Security Documents) and applicable law, including the right to commence legal proceedings to collect any Outstanding Obligation due and payable to such Participating Creditor and remaining unpaid, to obtain a judgment and to enforce such judgment, in each case to the same extent as if such Participating Creditor were an unsecured creditor that was not a party to this Agreement. Notwithstanding anything herein to the contrary, each Participating Creditor also shall be entitled to appear in and prosecute its claims against any Obligor in any bankruptcy, receivership, insolvency, reorganization, moratorium or other similar proceeding which may be filed by or against such Obligor (a "Bankruptcy Proceeding"), except that each Participating Creditor shall not take or file any action or exercise any rights or remedies under any Security Documents in any Bankruptcy Proceeding except in accordance with the other terms and conditions of this Agreement.

                                   ARTICLE III

                           Duties of Collateral Agent

                  SECTION 3.1. Notices to Participating Creditors. The Collateral Agent shall promptly notify each Participating Creditor in the event it shall receive any Notice of Actionable Default or any certificate rescinding a Notice of Actionable Default or any written request by any party hereto or by any Obligor for any consent, waiver or amendment with respect hereto or any other Credit Transaction Document.

                  SECTION 3.2. Actions Under Security Documents. (a) The Collateral Agent shall not be obligated to take any action under this Agreement or any of the Security Documents except for the performance of such duties as are specifically set forth herein or therein. Subject to the provisions of
Article V and Section 7.5, the Collateral Agent shall take any action under or with respect to the Security Documents that is requested by the Required Creditors and which in the Collateral Agent's determination is not inconsistent with or contrary to the provisions of this Agreement or the Security Documents. In the absence of necessary instructions from the Required Creditors, the Collateral Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them or otherwise as it shall deem to be in the best interests of the Participating Creditors in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Participating Creditors; provided, however, that, except as provided in paragraph (b) below or the last sentence of Section 5.3(d), in the absence of written instructions (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Required Creditors, the Collateral Agent shall not foreclose any Lien on the Collateral or exercise any other remedies available to it under any Security Documents with respect to the Collateral or any part thereof.

                  (b) If the Collateral Agent shall receive a Notice of Actionable Default which shall remain outstanding, the applicable Actionable Default shall not have been cured or waived by the Required Banks or the Required Holders, as applicable, and the Collateral Agent shall not have received instructions with respect to such Actionable Default from the Required Creditors within 45 days thereafter, the Collateral Agent shall, upon the written request of the (i) the Required Banks if such Actionable Default occurred with respect to the Credit Agreement or (ii) the Required Holders if such Actionable Default occurred with respect to the Note Agreement, exercise such rights and remedies as may be then available to the Collateral Agent under the Security Documents to collect, sell or otherwise dispose of or realize upon the Collateral or to otherwise collect the Obligations, all in accordance with such instructions and the other terms and conditions of this Agreement, the Security Documents and applicable law; provided, however, that, if instructions are thereafter received from the Required Creditors, then the actions of the Collateral Agent shall be subject to paragraph (a) above. Notwithstanding anything herein to the contrary, in the event that a Payment Default occurs with respect to the Outstanding Credit Agreement Obligations or the Outstanding Note Agreement Obligations and the Collateral Agent shall not have received instructions with respect to such Payment Default from the Required Creditors within 30 days thereafter, and such Payment Default continues unremedied and unwaived for 30 consecutive days, the Collateral Agent shall, if at any time thereafter during the continuation of such Payment Default it is requested to do so in writing by (i) the Required Banks if such Payment Default relates to the Outstanding Credit Agreement Obligations or (ii) the Required Holders if such Payment Default relates to the Outstanding Note Agreement Obligations exercise such rights and remedies as may be then available to the Collateral Agent under the Security Documents to collect, sell or otherwise dispose of or realize upon the Collateral or to otherwise collect the Obligations, all in accordance with the other terms and conditions of this Agreement, the Security Documents and applicable law.

                  SECTION 3.3. Meetings; Voting. (a) When the Collateral Agent receives a Notice of Actionable Default, the Collateral Agent shall give prompt notice thereof to the Participating Creditors and, upon the written request of any Participating Creditor, shall schedule within 20 days of the receipt of such notice a meeting of all Participating Creditors to be held at the offices of the Collateral Agent, or another mutually convenient place, provided that any Participating Creditor may participate via telephone. At such meeting the Participating Creditors agree to consult with one another in good faith in an attempt to determine a mutually acceptable course of conduct regarding the Obligors, the collection of the Outstanding Obligations and the exercise of rights and remedies under the Security Documents.

                  (b) Whenever it is necessary to take any Voting Action, the Collateral Agent shall notify each Participating Creditor entitled to participate therein of the proposed Voting Action, shall collect instructions from the Participating Creditors regarding such Voting Action and shall notify all Participating Creditors entitled to participate in such Voting Action of the results thereof.

                  SECTION 3.4. Records. The Collateral Agent shall maintain records regarding Voting Actions, determinations of the amounts of the Outstanding Obligations and Voting Obligations for any purpose, the allocation of deposits to the Collateral Accounts and any distributions therefrom. The information contained in such records shall be made available to any Participating Creditor upon request.

                  SECTION 3.5. Nature of Collateral Agent Duties. The duties of the Collateral Agent hereunder and under the Security Documents shall be solely administrative in nature, and the Collateral Agent shall not have, by reason of this Agreement or any Security Document, any fiduciary duties to any Participating Creditor, and nothing in this Agreement or any Security Document, whether express or implied, is intended or shall be construed to impose upon the Collateral Agent any obligations in respect of this Agreement, any Security Document or the Collateral except those expressly set forth in this Agreement or any Security Document.


                                   ARTICLE IV

                   Proceeds Received Under Security Documents

                  SECTION 4.1. Collateral Accounts. (a) The Collateral Agent shall establish and maintain three accounts into which it shall (except as otherwise explicitly provided in any Security Document) deposit all amounts received by it in its capacity as Collateral Agent (and not in any other capacity) in respect of the Collateral upon an Actionable Default, including all monies received on account of any sale of or other realization upon any of the Collateral pursuant to any Security Document and all amounts allocated from the Special Collateral Account pursuant to Section 7.2; provided, however, that notwithstanding any other provision of this Agreement, if the Collateral Agent
(i) shall be a Bank Creditor, amounts that the Collateral Agent shall receive on account of the Outstanding Credit Agreement Obligations in its capacity as a Bank Creditor, and not through the sale of or other realization upon any Collateral as provided herein and in the Security Documents, shall be distributed by it in accordance with the provisions of the Credit Agreement and shall not be deposited in the Collateral Accounts and (ii) shall be a Noteholder, amounts that the Collateral Agent shall receive on account of the Outstanding Note Agreement Obligations in its capacity as Noteholder, and not through the sale of or other realization upon any Collateral as provided herein and in the Security Documents, shall be distributed by it in accordance with the terms of the Note Agreement and shall not be deposited in the Collateral Accounts. One of the three accounts referred to in the preceding sentence shall be established and maintained for the benefit of the Bank Creditors in respect of the Outstanding Credit Agreement Obligations (the "Credit Agreement Collateral Account"), the second account shall be established and maintained for the benefit of the Noteholders (the "Note Agreement Collateral Account") and the third such account shall be established and maintained for the benefit of the LOC Creditors (the "Letter of Credit Collateral Account" and, together with the Credit Agreement Collateral Account and the Note Agreement Collateral Account, the "Collateral Accounts"). All amounts deposited in the respective Collateral Accounts shall be held by the Collateral Agent subject to the terms hereof and of the Security Documents, it being understood that any such amounts may be released to any Obligor to the extent required by any of the Security Documents (any amounts so released to be released from the respective Collateral Accounts pro rata in accordance with the aggregate amounts deposited in such accounts during the term of this Agreement; provided, however, that the aggregate amounts deposited in the Letter of Credit Collateral Account shall be deemed to have been reduced by any amounts released from such account pursuant to paragraph (d) below). The Obligors shall have no rights with respect to, and the Collateral Agent shall have exclusive dominion and control over, the Collateral Accounts. Prior to the liquidation of any Collateral by the Collateral Agent and the allocation of the proceeds of such Collateral to the Collateral Accounts, such Collateral shall be held by the Collateral Agent for the ratable benefit of the Participating Creditors.

                  (b) Except as set forth in paragraph (d) below, all amounts that the Collateral Agent is required at any time to deposit in the respective Collateral Accounts pursuant to paragraph (a) above shall be allocated between, and deposited in, the Credit Agreement Collateral Account, the Note Agreement Collateral Account and the Letter of Credit Collateral Account pro rata in accordance with the aggregate amount of Outstanding Credit Agreement Obligations, Outstanding Note Agreement Obligations and Unfunded LOC Exposure, respectively, at such time.

                  (c) The Collateral Agent shall establish sub-accounts in the Letter of Credit Collateral Account with respect to each outstanding Letter of Credit. All amounts deposited in the Letter of Credit Collateral Account shall be allocated between, and deposited in, the respective sub-account therein pro rata in accordance with the Unfunded LOC Exposure with respect to the related Letters of Credit. If, on or after the date on which any funds are deposited in the Letter of Credit Collateral Account pursuant to paragraph (b) above, any Letter of Credit is drawn upon by the beneficiary thereof, the Collateral Agent shall, upon the written request of the Agent, apply any funds in the sub-account with respect to such Letter of Credit to the reimbursement of such LC Disbursement in accordance with the written direction of the Agent, as if such reimbursement were being made by the Borrower pursuant to the Credit Agreement (but not in an amount in excess of the amount of such drawing).

                  (d) At the  time  of any  expiration  or  cancellation  of any outstanding Letter of Credit, or any other reduction in the amount of Unfunded LOC Exposure thereunder (other than as a result of an LC Disbursement), the amount of funds in the sub-account with respect to such Letter of Credit (or, in the case of any partial reduction in the amount of Unfunded LOC Exposure thereunder, a pro rata portion of such funds) shall, upon written notice from Agent, be released from such sub-account, and the funds so released shall be allocated between, and deposited in, the Credit Agreement Collateral Account, the Note Agreement Collateral Account and the other subaccounts in the Letter of Credit Collateral Account pro rata in accordance with the aggregate amount of the Outstanding Credit Agreement Obligations, Outstanding Note Agreement Obligations and Unfunded LOC Exposure, respectively, at such time.

                  (e) The Collateral Agent shall have the right at any time and from time to time to apply any amounts in the Collateral Accounts to the payment of the administrative fees and out-of-pocket costs and expenses (including reasonable attorney fees and disbursements) charged or incurred by the Collateral Agent in administering and carrying out its obligations under this Agreement or any of the Security Documents, in exercising or attempting to exercise any right or remedy hereunder or thereunder or in taking possession of, promoting, preserving or disposing of any item of Collateral, and all amounts against or for which the Collateral Agent is to be indemnified or reimbursed hereunder (excluding any such costs, expenses or amounts which have theretofore been reimbursed) until all of such costs, expenses and amounts have been paid in full; provided, however, that any such application shall be allocated as between the Credit Agreement Collateral Account, the Letter of Credit Collateral Account (provided that the aggregate amounts deposited in the Letter of Credit Collateral Account shall be deemed to have been reduced by any amounts released from such Account pursuant to paragraph (d) above) and the Note Agreement Collateral Account ratably in accordance with the aggregate amounts deposited in such Accounts during the term of this Agreement. The Collateral Agent shall reimburse any Noteholder or Bank Creditor, as the case may be, prior to applying any amounts in the Collateral Accounts pursuant to Section 4.2, for any and all losses with respect to any amounts expended with respect to any indemnity provided in accordance with Section 5.3(e) or Section 5.6 by such Noteholder or Bank Creditor by application of funds in the Collateral Accounts in the same manner as provided in the proviso to the preceding sentence.

                  (f) For purposes of determining allocations and deposits of funds (but not distributions of funds) pursuant to this Section 4.1 and Section 4.2, any Outstanding Obligations shall be deemed to be reduced by the amount, if any, then held by the Collateral Agent in the Collateral Account (or subaccount therein) from which distributions are to be paid in respect of such Outstanding Obligations.

                  SECTION 4.2. Application of Proceeds. (a) Amounts deposited in the Credit Agreement Collateral Account shall be applied in the following order of priority:

                           First,  to  the  payment  of all  Outstanding  Credit
                  Agreement Obligations that consist of costs and expenses incurred in connection with the enforcement or protection of the rights of the Bank Creditors (whether incurred by the Bank Creditors or the Collateral Agent);

                           Second,  to the  Bank  Creditors  in  respect  of the
                  Outstanding Credit Agreement Obligations pro rata in accordance with the aggregate amounts of the Outstanding Credit Agreement Obligations at such time, until the Outstanding Credit Agreement Obligations shall have been paid in full:

                           Third,  if there are any  Outstanding  Note Agreement
                  Obligations or if there is any Unfunded LOC Exposure, to the Note Agreement Collateral Account and the Letter of Credit Collateral Account pro rata in accordance with the respective amounts of such Outstanding Obligations; and

                           Fourth, the balance,  if any, to the Obligors or such
                  other person or persons as shall be entitled thereto.

                  (b) Amounts deposited in the Note Agreement Collateral Account shall be applied in the following order of priority:

                           First,  to  the  payment  of  all  Outstanding   Note
                  Agreement Obligations that consist of costs and expenses incurred in connection with the enforcement or protection of the rights of the Noteholders (whether incurred by the Noteholders or the Collateral Agent);

                           Second,  to the  Noteholders,  pro  rata,  until  the
                  Outstanding Note Agreement Obligations shall have been paid in full;

                           Third, if there are any Outstanding  Credit Agreement
                  Obligations (or if the Banks shall have any remaining Commitments to lend under the Credit Agreement) or if there is any Unfunded LOC Exposure (or if the Banks shall have any remaining Commitments to participate in the issuance of Letters of Credit), to the Credit Agreement Collateral Account and the Letter of Credit Collateral Account pro rata in accordance with the respective amounts of such Outstanding Obligations; and

                           Fourth, the balance,  if any, to the Obligors or such
                  other person or persons as shall be entitled thereto.

                  (c) All amounts deposited in any sub-account in the Letter of Credit Collateral Account shall be applied as provided in Sections 4.1 (c) and
(d).

                  (d) Each Participating Creditor (and, by countersigning,  each
Obligor) agrees that, notwithstanding any provision of this Agreement or the other Credit Transaction Documents, any sums and amounts received by such Participating Creditor pursuant to this Section 4.2 shall be applied to the payment of its Outstanding Obligations as follows (i) with respect to Outstanding Note Agreement Obligations: first, to the payment of all Outstanding Note Agreement Obligations owed to such Participating Creditor, other than principal, interest and premium; second, to the payment of all Outstanding Note Agreement Obligations owed to such Participating Creditor consisting of accrued interest; third, to the payment of all Outstanding Note Agreement Obligations owed to such Participating Creditor consisting of principal; and fourth, to the payment of any prepayment charges and make-whole premium; and (ii) with respect to Outstanding Credit Agreement Obligations, as set forth in Section 11.5 of the Credit Agreement as in effect on the date of this Agreement.

                  SECTION 4.3. Time of Payments. Unless the Collateral Agent shall have received written instructions from the Required Creditors as to the times at which any amounts are to be distributed pursuant to Section 4.2, all distributions under Section 4.2 shall be made at such times as the Collateral Agent shall in its sole discretion determine, but in all cases no less frequently than once a week, subject to Section 4.4 hereof; provided that any distributions from the Credit Agreement Collateral Account and the Note Agreement Collateral Account shall be made substantially simultaneously.

                  SECTION 4.4. Application of Amounts Not Distributable. If the Agent or any Noteholder shall inform the Collateral Agent in writing that there is no provision under the Credit Agreement or its Note Agreement, as the case may be, for the application of amounts that are to be distributed to the parties to such agreements pursuant to Section 4.2 (whether by virtue of the applicable Outstanding Obligations thereunder not being then due and payable or otherwise) or for the holding of such amounts by or on behalf of such parties pending application thereof, then the Collateral Agent shall invest the amounts in the applicable Collateral Account in investments permitted by Section 4.5 and shall hold such amounts and all proceeds of such investments in such Collateral Account for the benefit of the applicable Participating Creditor until such Participating Creditor shall request the delivery thereof by the Collateral Agent for application against such Outstanding Obligations or shall notify the Collateral Agent that such Outstanding Obligations have been paid.

                  SECTION 4.5. Investment of Amounts in Collateral Accounts. Pending the disbursement thereof pursuant to the terms of this Agreement, all amounts in the Collateral Accounts and the Special Collateral Account shall (to the extent the Collateral Agent deems practical) be invested by the Collateral Agent in Permitted Investments. The Collateral Agent shall, to the extent that the timing of distributions to be made from any Collateral Account is known or can be reasonably anticipated, select Permitted Investments for such Collateral Account that mature prior to the anticipated date of any distribution to be made from such Collateral Account. The Collateral Agent shall not discriminate between Collateral Accounts in the selection of Permitted Investments; provided that the foregoing shall not be construed to prevent the selection of longer-term investments for the Letter of Credit Collateral Account if distributions from such Account are expected to be made at a later date than distributions from the other Collateral Accounts. Investments made by the Collateral Agent hereunder may be effected through the Collateral Agent's Trust Department. The Collateral Agent shall not be liable for any investment losses suffered in connection with the making or breaking of any Permitted Investment.


                                    ARTICLE V

                         Concerning the Collateral Agent

                  SECTION 5.1. Appointment of Collateral Agent. Bank of America is hereby appointed by the Participating Creditors to act as Collateral Agent pursuant to the terms of the Security Documents and this Agreement and is hereby authorized by the respective Participating Creditors to execute and perfect the Security Documents as directed in accordance with Section 2.1, in the name of and for the benefit of the Collateral Agent, as agent for the Participating Creditors, and Bank of America agrees to act as Collateral Agent for such Participating Creditors, pursuant to the terms of the Security Documents and this Agreement.

                  SECTION 5.2. Limitations on Responsibility of Collateral Agent. The Collateral Agent shall not be responsible in any manner whatever for the correctness of any recitals, statements, representations or warranties contained herein or in any other Credit Transaction Document, except for those expressly made by it herein. The Collateral Agent makes no representation as to the value, perfection, priority, or condition of the Collateral or any part thereof or any Lien of the Collateral Agent thereon, as to the title of any Obligor to the Collateral, as to the security afforded by this Agreement or any Security Document or, except as expressly set forth in Article VI, as to the validity, execution, enforceability, perfection, priority, legality or sufficiency of this Agreement or any other Credit Transaction Document, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to any Obligor or to the Participating Creditors as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the presentation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent shall not be required to ascertain or inquire as to the performance by any Obligor of any of the covenants or agreements contained herein or in the other Credit Transaction Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement or any other Credit Transaction Document except for its or such Person's own gross negligence or willful misconduct. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by it or any such person in accordance with any notice given by the requisite number of Participating Creditors hereunder entitled to give such notice, even if, at the time such action is taken by it or any such person, the Participating Creditors that gave the notice to take such action are no longer Participating Creditors and if the Collateral Agent has not received written notice of such fact. The Collateral Agent may execute any of the powers granted under this Agreement or any of the Security Documents and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care and without negligence.

                  SECTION 5.3. Reliance by Collateral Agent; Indemnity Against Liabilities; etc.

                  (a) Whenever in the performance of its duties under this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Obligor or any other Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent, such matter may be conclusively deemed to be proved or established by a certificate purporting to be executed by an officer of such Person, and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon.

                  (b) The Collateral Agent may consult with legal counsel of recognized standing and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder or the Collateral from any court of competent jurisdiction.

                  (c) The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document that it believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence or willful misconduct or actual notice to the contrary, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Agreement.

                  (d) The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Actionable Default unless and until the Collateral Agent shall have received a Notice of Actionable Default. The Collateral Agent shall have no obligation whatsoever either prior to or after receiving such a notice to inquire whether an Actionable Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any notice so furnished to it. The Collateral Agent may (but shall not be obligated to) take action hereunder on the basis of an Actionable Default of the type specified in
Section  11(g) or Section  11(h) of the Note  Agreement  or  Section  11.1(g) or
Section 11.1(h) of the Credit Agreement regardless of whether the Collateral Agent has received any Notice of Actionable Default stating that such Actionable Default has occurred, provided that any such action taken by the Collateral Agent without direction from the Required Creditors shall be limited to actions that the Collateral Agent determines to be necessary to protect and preserve the Collateral and the rights of the Participating Creditors.

                  (e) If the Collateral Agent has been requested or required to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any

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

obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless it shall have been provided indemnity reasonably satisfactory to it against the costs (including reasonable attorney's fees and expenses), expenses and liabilities that may be incurred by it in compliance with such request or direction.

                  SECTION 5.4. Resignation of the Collateral Agent. The Collateral Agent may at any time, by giving 30 days' prior written notice to the Borrower and each Participating Creditor, resign and be discharged from the responsibilities hereby created, such resignation to become effective upon the earlier of (a) the acceptance of the appointment of a successor pursuant to the next sentence of this Section or (b) the appointment of a successor by the Required Creditors (or, if a Co-Collateral Agent has been appointed pursuant to
Section 5.7, then, as to a successor Co-Collateral Agent, by the Required Creditors) and the acceptance of such appointment by such successor. If no successor shall be appointed and approved pursuant to clause (b) above within 30 days after the date of any such resignation, the Collateral Agent may apply to any court of competent jurisdiction to appoint a successor to act until a successor shall have been appointed by the Required Creditors as above provided or may, on behalf of the Participating Creditors, appoint a successor Collateral Agent. Any successor Collateral Agent shall be a bank with an office in New York, New York or Charlotte, North Carolina having a combined capital and surplus of at least $500,000,000 which is authorized to perform the functions of the Collateral Agent hereunder. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement (including, without limitation, Sections 5.5 and 5.6 hereof) shall continue in effect for the benefit of such retiring Collateral Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

                  SECTION 5.5. Expenses and Indemnification by the Obligors. By countersigning this Agreement, each Obligor jointly and severally agrees (a) to pay to the Collateral Agent, on demand, its administrative fees charged in connection with its acting as Collateral Agent under this Agreement and the Security Documents, and to reimburse the Collateral Agent, on demand, for any expenses incurred by the Collateral Agent, including reasonable counsel fees and expenses, other charges and disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any Security Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Participating Creditors under this Agreement and the Security Documents and (b) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any Security Document or any action taken or omitted by them under this Agreement or any Security Document, provided that the Obligors shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents.

                  SECTION 5.6. Expenses and Indemnification by Banks and Noteholder. Each Noteholder and Bank agrees (a) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share (based on the amount of its Voting Obligations), for any fees or expenses referred to in Section 5.5 that shall not have been reimbursed by the Obligors within 30 days after demand by the Collateral Agent therefor or paid from the proceeds of Collateral as provided herein and (b) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, obligations,

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

losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in Section 5.5, to the extent the same shall not have been reimbursed by the Obligors within 30 days after demand by the Collateral Agent therefor or paid from the proceeds of Collateral as provided herein; provided that no Noteholder or Bank shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents.

                  SECTION 5.7. Co-Collateral Agent. (a) If deemed necessary or desirable by the Collateral Agent or by the Required Creditors in order to enforce, preserve or protect any interest in any of the Collateral, then the Required Creditors may, by notice to the Collateral Agent, appoint a co-collateral agent (a "Co-Collateral Agent"), which shall be an institution that would otherwise qualify as a successor Collateral Agent. Except as set forth below, any Co-Collateral Agent so appointed shall have all the rights, powers, duties and obligations of the Collateral Agent for the purposes of enforcing the Security Documents with respect to which it shall have been appointed to act by the Collateral Agent or the Required Creditors. Upon the appointment of a Co-Collateral Agent with respect to any item or items of Collateral, except as expressly provided below, all rights, powers, duties and obligations of the Collateral Agent hereunder with respect to such item or items of Collateral shall be exercised and performed jointly by the Collateral Agent and the Co-Collateral Agent (or by the Collateral Agent or the Co-Collateral Agent individually as directed by the Collateral Agent).

                  (b) Any Co-Collateral Agent shall, to the extent permitted by law, be appointed and act as such, subject to the following provisions and conditions:

                                    (i)   all   rights,   powers,   duties   and
                  obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities (including without limitation the Collateral Accounts) shall be exercised solely by the Collateral Agent; and

                                    (ii) all other  rights,  powers,  duties and
                  obligations conferred upon the Co-Collateral Agent shall be exercised jointly by the Co-Collateral Agent and the
                  Collateral Agent (or by the Co-Collateral Agent with the consent of the Collateral Agent).

                  (c) Neither the Collateral Agent nor the Co-Collateral Agent shall be liable by reason of any act or omission of the other.

                  (d) If a Co-Collateral Agent is appointed, each reference to the "Collateral Agent" in any Credit Transaction Document shall be deemed to refer to the Collateral Agent and the Co-Collateral Agent jointly, unless the context clearly indicates otherwise.

                  SECTION 5.8. Collateral Agent in its Individual Capacity. If and for so long as the institution acting as Collateral Agent is a Participating Creditor, such Collateral Agent shall have the same rights and powers hereunder and under the Security Documents with respect to its individual rights and obligations as a Participating Creditor as any other Participating Creditor and may exercise the same as though it were not performing the duties of Collateral Agent specified herein, and the term "Participating Creditor" as used herein or in any Security Document shall, unless the context otherwise clearly indicates, include such Collateral Agent in its individual capacity as a Participating Creditor. The Collateral Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with any Obligor or any of Obligor's Subsidiaries or Affiliates as if the Collateral Agent were not performing the duties of the Collateral Agent specified herein and may accept fees and other consideration from any Obligor for its services as the Collateral Agent hereunder without having to account for the same to the other Participating Creditors; provided, however, the Collateral Agent may not engage in such activities if doing so conflicts with its duties as Collateral Agent hereunder or under any Security Document.


                                   ARTICLE VI

                         Representations and Warranties

                  The Collateral Agent and each Participating Creditor represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) have been duly authorized by all requisite corporate action on its part and (ii) will not contravene any provision of its charter or by-laws or any order of any court or other Governmental Authority having applicability to it or any applicable law and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

                                   ARTICLE VII

                           Intercreditor Arrangements

                  SECTION 7.1. Security Interests. The Collateral Agent and each of the Participating Creditors hereby agrees that the liens and security interests granted to the Collateral Agent under the Security Documents shall be treated, as among the Participating Creditors, as having equal priority and shall at all times be shared by the Participating Creditors as provided herein regardless of any claim or defense (including, without limitation, any claims under the fraudulent transfer, preference or similar avoidance provisions of applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally) to which the Collateral Agent or any Participating Creditor may be entitled or subject. Any and all amounts required to be provided as cash collateral for Unfunded LOC Exposure pursuant to the Credit Agreement shall be deemed to be Collateral for purposes of this Agreement and shall be turned over to the Collateral Agent pursuant to Section 7.2.

                  SECTION 7.2. Turnover of Collateral and Certain Payments. (a) If any Participating Creditor acquires custody, control or possession of any Collateral or proceeds therefrom other than pursuant to the terms of this Agreement, then such Participating Creditor shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Sections 4.1 and 4.2. Until such time as the provisions of the immediately preceding sentence have been complied with, such Participating Creditor shall be deemed to hold such Collateral or proceeds in trust for the parties entitled thereto hereunder. Notwithstanding the foregoing, subject to paragraph (b) below, no Participating Creditor shall be required to deliver to or put in the custody, possession or control of the Collateral Agent or to hold in trust as specified in the preceding sentence any amount of any Outstanding Obligation paid or prepaid by any Obligor to it (and not obtained by it through any sale of or other realization upon any Collateral as provided herein and in the Security Documents) in accordance with the terms of the Credit Agreement or the Note Agreement, as applicable.

                  (b) In the event that any Payment Default occurs and continues unremedied for three Business Days, the Collateral Agent shall, promptly following receipt of written notice thereof, notify all Participating Creditors of (i) such Payment Default, (ii) the amount and nature thereof, (iii) the date on which the payment was due that is the subject of such Payment Default and
(iv) their obligations under this paragraph (b). Each Participating Creditor agrees that, in the event that it

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

receives any payment (other than pursuant to this Agreement) in respect of its Outstanding Obligations at any time that any other Participating Creditor's Outstanding Obligations, or any part thereof, are due and payable but have not been paid (any such payment so received being referred to as a "Non-Pro-Rata Payment"), then, promptly following receipt of any notice pursuant to the preceding sentence (and thereafter promptly following any receipt of a Non-Pro-Rata Payment), such Participating Creditor will deliver such payment to the Collateral Agent for deposit in a special collateral account (the "Special Collateral Account"), and such amounts shall be retained in the Special Collateral Account until distributed as described below. In the event that all Payment Defaults are cured or waived, the Collateral Agent shall return all amounts on deposit in the Special Collateral Account to the Participating Creditors from which such amounts were received, together with their pro rata share of any earnings thereon from the investment of such amounts. In the event that, prior to the return of amounts on deposit in the Special Collateral Account to the applicable Participating Creditors as provided herein, all the Outstanding Credit Agreement Obligations or all the Outstanding Note Agreement Obligations are declared due and payable as provided in Section 7.6, all amounts on deposit in the Special Collateral Account shall be allocated to each of the Collateral Accounts and applied as the proceeds of Collateral pursuant to
Article IV. In the event that any Payment Default occurs and remains continuing for more than 30 days and neither all the Outstanding Credit Agreement Obligations nor all the Outstanding Note Agreement Obligations have been declared due and payable as provided in Section 7.6, then the Collateral Agent shall apply the amounts then on deposit in the Special Collateral Account to pay (and shall continue to apply Non-Pro-Rata Payments thereafter received by it to pay) Outstanding Obligations that are then due and payable pro rata in accordance with the amounts so due and payable, provided that the foregoing shall not relieve any Participating Creditor from its obligation to deliver to the Collateral Agent any Non-Pro-Rata Payment received by it while any Payment Default remains continuing. By countersigning this Agreement, each Obligor agrees that any amounts paid to a Participating Creditor in respect of any Outstanding Obligation shall not relieve the Obligors from liability in respect of such Outstanding Obligation to the extent that such amounts are distributed to other Participating Creditors pursuant to this paragraph and shall constitute payment to the Participating Creditor of any Outstanding Obligation only on the date such Participating Creditor is entitled to retain such amount. Notwithstanding anything herein to the contrary, the provisions of this Section 7.2(b) shall not apply to the receipt by any Bank or Letter of Credit Bank of the proceeds of any Loans made or deemed made by the Banks under the Credit Agreement in order to refinance any Loan previously made by any Bank or to refinance the Borrower's reimbursement obligations for any Letters of Credit issued by such Letter of Credit Bank in its capacity as a Letter of Credit Bank.

                  SECTION 7.3. Setoffs. If any Participating Creditor exercises any right of setoff or similar right with respect to any assets (regardless of whether such assets shall constitute Collateral) of any Obligor for payment of any Outstanding Obligations at any time that an Actionable Default has occurred and is continuing, the amounts so set off shall constitute Collateral for purposes of this Agreement, and such Participating Creditor shall promptly cause such amounts to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition or distribution in accordance with the provisions of Sections 4.1 and 4.2. Until such time as the provisions of the immediately preceding sentence have been complied with, such Participating Creditor shall be deemed to hold such Collateral in trust for the parties entitled thereto hereunder.

                  SECTION 7.4. Amendment of Certain Provisions of the Credit Agreement and the Note Agreement. (a) The Bank Creditors agree that they shall not, without the prior written consent of the Noteholders, amend or revise the Credit Agreement in any manner that would increase the maximum aggregate principal amount of the Loans or other extensions of credit provided thereunder to more than $160,000,000.

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

                           (b)  The  Noteholders  agree  that  they  shall  not,
without the prior written consent of the Required Banks, amend or revise the Note Agreement in any manner that would increase the principal amount of the Notes or decrease the maturity thereof.

                  SECTION 7.5. Release of Collateral. (a) In connection with any sale, transfer or disposition of any Collateral that is permitted by the Credit Agreement, the Note Agreement or any Security Documents or that is approved by the Required Creditors, the Participating Creditors agree that any Liens on such Collateral created pursuant to the Security Documents will be released upon the delivery of evidence satisfactory to the Collateral Agent that such sale, transfer or disposition is in compliance with the requirements of such agreements (or the terms of any such approval by the Required Creditors) and that the proceeds of such transaction have been or will be applied to the extent required by such agreements (or any applicable terms of any such approval).

                           (b) Collateral may be released in connection with the
exercise of any rights, powers or remedies by the Collateral Agent pursuant to and in accordance with Section 3.2 and such release shall not require any approval under this Section 7.5.

                           (c) The Participating  Creditors hereby authorize the
Collateral Agent to execute releases and other documents in form and substance satisfactory to the Collateral Agent in respect of any release of Collateral permitted under this Section 7.5 or Section 3.2.

                  SECTION  7.6.   Acceleration.   The  Bank  Creditors  and  the
Noteholders hereby covenant and agree that, notwithstanding any contrary provisions of the Credit Transaction Documents, as long as this Agreement is in effect, (a) the Loans may not be declared to be due and payable and the Commitments may not be terminated pursuant to the Credit Agreement unless (i) the Agent or the Required Banks shall notify the Borrower, the Noteholders and the Collateral Agent of such declaration and termination in writing at any time that an Actionable Default under the Credit Agreement has occurred and is continuing and (ii) at least 10 days shall have passed since the time of the giving of such notice, and (b) the Notes may not be declared to be due and payable pursuant to Section 12.1 of the Note Agreement unless (i) the Noteholders shall notify the Borrower, the Collateral Agent and the Agent of such declaration in writing at any time that an Actionable Default under the Note Agreement has occurred and is continuing and (ii) at least 10 days shall have passed since the giving of such notice; provided, however, that (i) the foregoing shall not affect the consequences specified under the Credit Agreement and the Note Agreement in respect of an Actionable Default with respect to any Obligor described in Section 11(g) or 11(h) of the Note Agreement or Section 11.1(g) or Section 11.1(h) of the Credit Agreement, (ii) the foregoing shall not affect the rights of any Noteholder to declare its Note to be due and payable in accordance with its Note Agreement in the event of a Payment Default in respect of such Note, (iii) the foregoing shall not affect the rights of the Agent or the Required Banks to declare the Loans or any of them to be due and payable and to terminate the Commitments in accordance with the Credit Agreement in the event of a Payment Default in respect of any of the Outstanding Credit Agreement Obligations, (iv) if the Notes or the Loans, or any of them, are declared to be due and payable in accordance herewith as a result of any Actionable Default, then the foregoing shall not affect the rights of the Noteholders or the Agent to declare the balance of the Notes or the balance of the Loans, or any of them, which are not so due and payable directly as a result of such Actionable Default, to be due and payable, including without limitation by means of cross-acceleration, and to terminate the Commitments, (v) the Commitments shall automatically terminate if and when the Loans are declared to be due and payable in accordance with this Section 7.6, (vi) the foregoing shall not require the Banks to make any Revolving Loans or Swing Line Loans (as defined in the Credit Agreement) or issue any Letters of Credit if the conditions to making such Revolving Loans and Swing Line Loans and issuing such Letters of Credit are not satisfied, and (vii) the provisions of this Section 7.6 may be waived with the consent of each Bank, the Agent and each Noteholder.

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

                  SECTION 7.7. Additional Collateral. Each of the Noteholders and the Agent (on behalf of the Banks) hereby covenants and agrees that it (a) will not accept any guarantee of any of the Obligations by any person (except the Bank Guaranty and the Notes Guarantee) unless such guarantee guarantees the payment of all the Obligations on a pari passu basis and (b) will not take any security interest in or Lien on any assets of any Obligor or other Person to secure any of the Obligations unless such security interest or Lien secures the payment of all the Obligations on a pari passu basis pursuant to the Security Documents.

                  SECTION 7.8. Solicitations. By countersigning this Agreement, each Obligor agrees that it will not, and will not permit any person acting on its behalf to, solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement or any other Security Document unless each Participating Creditor shall be informed thereof by such Obligor and shall be afforded the opportunity of considering the same and shall be supplied by such Obligor with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any amendment, waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Obligors to each Participating Creditor forthwith following the date on which the same shall have been executed and delivered by the required percentage of the Participating Creditors. By countersigning this Agreement, each Obligor agrees that it will not, and will not permit any Person acting on its behalf to, directly or indirectly, pay or cause to be paid any remuneration, whether by way of purchase of all or any part of any Note or any Loan or payment of any supplemental or additional interest, fee or otherwise, to any Participating Creditor as consideration for or as an inducement to the entering into by any Participating Creditor of any waiver or amendment of any of the terms and provisions of this Agreement or any other Document unless such remuneration is concurrently paid, on the same terms, ratably to each Participating Creditor that shall consent to such waiver or amendment.

                  SECTION 7.9. Purchase of Collateral. Any Participating Creditor may purchase Collateral at any public sale of such Collateral pursuant to any of the Security Documents and may make payment on account thereof by using any Outstanding Obligation then due and payable to such Participating Creditor from the Person that granted a security interest in such Collateral as a credit against the purchase price to the extent, but only to the extent, approved by the Required Creditors.

                  SECTION 7.10. Further Assurances, etc. Each party hereto shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the other parties hereto, and shall take such other action, in each case as any other party hereto may reasonably have requested (at the cost and expense of the Obligors, and by countersigning this Agreement, each Obligor jointly and severally agrees to pay such costs and expenses), to effectuate and carry out the provisions of this Agreement, including by recording or filing in such places as the requesting party may deem desirable, this Agreement or such other documents or instruments.

                  SECTION 7.11. Notices of Defaults. Each of the Participating Creditors shall use its best efforts to give the Collateral Agent copies of any notice of the occurrence or existence of any Actionable Default given by such Participating Creditor to any Obligor, but any Participating Creditor's failure to do so shall not affect the validity of such notice or create any cause of action against such Participating Creditor for failing to give such notice or affect such Participating Creditor's relative rights and remedies under this Agreement or any of the Security Documents or the other Credit Transaction Documents or create any claim or cause of action on the part of any person against such Participating Creditor. The sending of any such notice by any Participating Creditor to the Collateral Agent shall not obligate any other Participating Creditor to cure the Actionable Default which is the subject thereof.

                  SECTION 7.12. Independent Credit Analysis. Each Participating Creditor agrees that it has, independently and without reliance on the
Collateral Agent or any other Participating Creditor, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Obligors and its own decision to enter into the Credit Transaction Documents pursuant to which any outstanding Obligations held by such Participating Creditor were or will be issued or incurred and that such Participating Creditor will, independent and without reliance upon the Collateral Agent or any other Participating Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, any of the Security Documents or any of the other Credit Transaction Documents.

                  SECTION 7.13. Additional Intercreditor Matters. (a) Except as may be otherwise expressly provided in this Agreement or any of the Credit Transaction Documents, (i) each Participating Creditor may exercise all of its rights and remedies with respect to its Credit Transaction Documents and the Obligations owed to it without any obligation to the other Participating Creditors with respect thereto, (ii) each Participating Creditor shall be entitled to manage and supervise its Credit Transaction Documents and the Obligations owed to it in accordance with applicable law and its own practices as in effect from time to time and (iii) no Participating Creditor shall have liability to any other Participating Creditor for any actions which such Participating Creditor, in good faith, takes or omits to take with respect to any of its Credit Transaction Documents and the Obligations owed to it, or the occurrence of any Actionable Default with respect to any such Obligations, or the collection of any such Obligations from any Obligor.

                  (b) Each Participating Creditor also agrees that it shall not contest the validity, perfection, priority or enforceability of any Lien in any of the Collateral granted to the Collateral Agent pursuant to any of the Security Documents or the Collateral Agent's enforcement thereof provided that such Lien only secures the Obligations in accordance with this Agreement and also provided that the Collateral Agent's enforcement thereof is consistent with the other terms and conditions of this Agreement and the applicable Security Documents.


                                  ARTICLE VIII

                            Approval by the Obligors

                  By  entering  into  the  Security  Documents,   each  Obligor,
although not a party hereto, acknowledges and consents to and agrees to perform and be bound by the provisions hereof.

                  Nothing in this Agreement shall be construed to modify or relieve, in any manner, any obligation of any Obligor to any of the Participating Creditors under any of the Credit Transaction Documents and, except as expressly provided in Section 9.3(b) hereof, nothing in this Agreement is intended or shall be construed to confer any rights, defenses, claims or counterclaims upon any Obligor, and the Obligors are not beneficiaries of the terms and conditions of this Agreement (except to the extent expressly provided in Section 9.3(b) hereof). Each of the Obligors (by countersigning this Agreement) shall be deemed to have agreed that any Participating Creditor holding any Collateral does so as agent and bailee for the other Participating Creditors and the Collateral Agent.

                                   ARTICLE IX

                                  Miscellaneous

                  SECTION 9.1. No Individual Action. No Participating Creditor may require the Collateral Agent to take or refrain from taking any action hereunder or under any of the Security Documents or with respect to any of the Collateral except as and to the extent expressly set forth in this Agreement.

                  SECTION 9.2.  Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the Collateral Agent, each of the Participating Creditors and their respective successors and permitted assigns (including any assignee of any Bank in accordance with the Credit Agreement and the holders from time to time of the Notes); provided, however, that, except as provided in the next sentence, no Noteholder or Bank Creditor may assign its rights or obligations hereunder. The rights and obligations of any Bank Creditor or Noteholder under this Agreement shall be assigned automatically, without the need for the execution of any document or any other action, to, and the term "Bank Creditor" or "Noteholder" as used in this Agreement shall include, any assignee, transferee or successor of such Participating Creditor under the Credit Agreement or any Note Agreement, as the case may be, in accordance with the terms of and upon the effectiveness of an assignment pursuant to the Credit Agreement or a transfer of a Note pursuant to any Note Agreement, as the case may be, and any such assignee, transferee or successor shall automatically become a party to this Agreement. In addition to the foregoing, the lender(s) or purchaser(s) in respect of any indebtedness refinancing the Notes or the Loans shall be considered to be an assignee or successor of the Noteholders or the Bank Creditors, as the case may be, provided that (i) such refinancing creditors agree with the Bank Creditors or the Noteholders, as the case may be, to continue the effectiveness of this Agreement in connection with the issuance of any such refinancing indebtedness and agree in writing to be bound by all of the terms and conditions of this Agreement to the same extent as would have been the case had it been an original signatory hereto, (ii) the repayment of such refinancing indebtedness is not subordinated to the repayment of any other indebtedness of any Obligor, (iii) such refinancing indebtedness is not owed to any Obligor or any Subsidiary or Affiliate thereof, (iv) if such indebtedness refinances the Loans, the principal balance of such refinancing indebtedness does not exceed $160,000,000 in aggregate outstanding principal amount at any particular time, and (v) if such indebtedness refinances the Notes, the principal balance of such refinancing indebtedness does not exceed the outstanding principal amount of the Notes at the time of such refinancing. If required by any party to this Agreement (including in connection with the issuance of any refinancing indebtedness as contemplated above), such assignee, transferee or successor shall execute and deliver to the other parties to this Agreement a written confirmation of its assumption of the obligations of the assignor or transferor hereunder. Each of the Noteholders and Bank Creditors agrees that it shall deliver a complete copy of this Agreement to any potential assignee, transferee or successor of such Noteholder or Bank Creditor prior to the execution of any such assignment or note. Any Bank or Noteholder may, without the consent of the other Bank Creditors or the Noteholders, as the case may be, sell one or more participations in the Loans or Letters of Credit or the Notes, as the case may be, held by it or issued pursuant to the terms and conditions of the Credit Agreement or the Note Agreement, as the case may be; provided, however, that (except as otherwise specified herein) each of the Bank Creditors and the Noteholders shall remain liable to the others for the full performance of their obligations hereunder with the same effect as though no such participation had been sold and as though any and all amounts, payments or security received by a participant with whom it dealt in respect of the loan or note participation were received by such party and shall continue to deal solely and directly with each other with respect to their respective rights and obligations under this Agreement. This Agreement is not intended to confer any benefit on, or create any obligation of, the Collateral Agent or any Participating Creditor to any Obligor or any third party.

                  SECTION 9.3. Notices. Notices and other communications provided for herein or in any Security Document shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopier, as follows:

                                    (a) if to any Participating  Creditor or the
                  Collateral Agent, to it as set forth on the signature pages executed by such party; and

                                    (b) if to any Obligor, to it as specified in
                  the  Credit  Agreement,   the  Note  Agreement,  the  Security
                  Documents or the other Credit Transaction Documents.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopier, or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.3 or in accordance with the latest unrevoked direction from such party given in accordance with this
Section 9.3 (each such unrevoked direction from any Bank Creditor or Noteholder or any assignee or successor thereof shall be deemed to be an amendment of this
Section 9.3).

                  SECTION 9.4. Termination. (a) This Agreement shall terminate automatically upon (x) the indefeasible payment in full of the Outstanding Credit Agreement Obligations, the termination of the Commitments and the expiration or cancellation of all Letters of Credit, or (y) the indefeasible payment in full of the Outstanding Note Agreement Obligations; provided, however, that (i) Articles I, II, III, IV, V, VIII and IX, and Sections 7.1, 7.2, 7.3, 7.5, 7.7 and 7.8 shall survive, and remain operative and in full force and effect, as long as there are any Outstanding Obligations that are secured by any of the Security Documents and (ii) this Section 9.4 and Sections 5.5, 5.6 and 9.5 of this Agreement shall survive, and remain operative and in full force and effect, regardless of the termination of this Agreement.

                  (b) Notwithstanding the provisions of paragraph (a) above, this Agreement shall not terminate if (i) any Obligor shall have in connection with the indefeasible payment in full of the Outstanding Credit Agreement Obligations or the Outstanding Note Agreement Obligations, as the case may be, issued or incurred indebtedness refinancing such obligations in accordance with
Section 9.2 and (ii) the Obligors, the Noteholders or the Bank Creditors, as applicable, and such refinancing creditors shall have elected to continue the effectiveness of this Agreement. For purposes of this Agreement, such refinancing creditors as contemplated in Section 9.2 shall be considered to be assignees or successors to the exiting creditors and all references herein to the exiting creditors and the Obligations owed thereto shall be deemed to constitute references to the related refinancing creditors and the Obligations owed thereto.

                  (c) Upon satisfaction of the conditions for release of all Liens on Collateral as set forth herein and any other Credit Transaction Document, this Agreement shall terminate, subject to the provisos set forth in
Section 9.4(a) above, whereupon each Participating Creditor agrees that it will, upon the written request of and at the expense of the Obligors, take and cause the Collateral Agent to take such action from time to time as may be reasonably requested by the Obligors to release the Liens of the Security Documents, without recourse or liability to any Participating Creditor.

                  SECTION 9.5. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TENNESSEE. EACH OF THE PARTICIPATING CREDITORS AND THE COLLATERAL

AGENT (AND BY COUNTERSIGNING THIS AGREEMENT, EACH OF THE OBLIGORS) HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHTS TO A TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SECURITY DOCUMENTS.

                  SECTION 9.6. Modification of Agreement. No modification or amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Required Banks and the Required Holders; provided, however, that (a) no such modification or amendment shall adversely affect any of the Collateral Agent's rights, immunities or right to indemnification hereunder or under any Security Document or expand its duties hereunder or under any Security Document, without the prior written consent of the Collateral Agent, (b) no such modification or amendment shall modify any provision hereof that is intended to provide for the equal and ratable security of all Outstanding Obligations without the prior written consent of all Participating Creditors, and (c) no such modification or amendment shall change the definition of the term "Required Creditors" or this Section or Section 3.2, 7.1, 7.2, 7.3, 7.4, 7.5 or 7.6 without the prior written consent of each Bank Creditor and Noteholder. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

                  SECTION 9.7. Waiver of Rights. Neither any failure nor any delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and a single or partial exercise thereof shall not preclude any other or further exercise or the exercise of any other right, power or privilege.

                  SECTION 9.8. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 9.9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

                  SECTION 9.10. Section Headings. The Article and Section headings used herein are for convenience of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

                  SECTION 9.11. Complete Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior representations, negotiations, writings, memoranda and agreements. To the extent any provision of this Agreement conflicts with any other Credit Transaction Document, the provisions of this Agreement shall be controlling.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                  NOTEHOLDERS:


                                  LIFE INSURANCE COMPANY OF
                                  NORTH AMERICA

                                  By:  CIGNA Investments, Inc.


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                  Address for Notices:

                                  CIG & Co.
                                  c/o CIGNA Investments, Inc.
                                  900 Cottage Grove Road
                                  Hartford, Connecticut 06152-2307
                                  Attention: Private Securities Division - S-307

                                  Telecopy No.: (860) 726-7203

                                  CONNECTICUT GENERAL LIFE
                                  INSURANCE COMPANY

                                  By: CIGNA Investments, Inc.


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________



                                  Address for Notices:

                                  CIG & Co.
                                  c/o CIGNA Investments, Inc.
                                  900 Cottage Grove Road
                                  Hartford, Connecticut 06152-2307
                                  Attention: Private Securities Division - S-307

                                 Telecopy No.: (203) 726-7203

                                  CONNECTICUT GENERAL LIFE
                                  INSURANCE COMPANY, ON BEHALF
                                  OF ONE OR  MORE SEPARATE
                                  ACCOUNTS

                                  By: CIGNA Investments, Inc.


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                  Address for Notices:

                                  CIG & Co.
                                  c/o CIGNA Investments, Inc.
                                  900 Cottage Grove Road
                                  Hartford, Connecticut 06152-2307
                                  Attention: Private Securities Division - S-307

                                  Telecopy No.: (203) 726-7203

                                  AGENT:

                                  BANK OF AMERICA, N.A., as Agent for
                                  the Bank Creditors


                                  By:___________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________


                                  Address for Notices:

                                  Bank of America, N.A.
                                  101 North Tryon Street, 15th Floor
                                  NC1-001-15-04
                                  Charlotte, North Carolina  28255
                                  Attention: Agency Services
                                  Telephone:        (704) 386-____
                                  Telefacsimile:    (704) 386-9923

                                  with a copy to:

                                  Bank of America, N.A.
                                  TN6-300-02-03
                                  633 Chestnut Street, 2nd Floor
                                  Chattanooga, Tennessee  37450
                                  Attention: Sybil Weldon
                                  Telephone:        (423) 752-1222
                                  Telefacsimile:    (423) 755-0689

                                  COLLATERAL AGENT:

                                  BANK OF AMERICA, N.A., as Collateral
                                  Agent


                                  By:___________________________________________
                                     Name:
                                     Title:


                                  Address for Notices:


                                  Bank of America, N.A.
                                  TN6-300-02-03
                                  633 Chestnut Street, 2nd Floor
                                  Chattanooga, Tennessee  37450
                                  Attention: Sybil Weldon
                                  Telephone:        (423) 752-1222
                                  Telefacsimile:    (423) 755-0689

                           ACKNOWLEDGMENT AND CONSENT

         The Second Amended and Restated Master Collateral and Intercreditor Agreement, dated as of December __, 2000, among Bank of America, N.A., as Collateral Agent (the "Collateral Agent"), and the Participating Creditors a party thereto, is hereby acknowledged, approved and consented and agreed to by each of the undersigned.


COVENANT ASSET MANAGEMENT, INC.,
a Nevada corporation ("Borrower")



By:_____________________________________
     Name:        Joey B. Hogan
     Title:       Treasurer

COVENANT TRANSPORT, INC.,
a Nevada corporation ("Parent")



By:_____________________________________
     Name:        Joey B. Hogan
     Title:       Treasurer

COVENANT  TRANSPORT,   INC.,  a
Tennessee  corporation  (a "Subsidiary")
CIP, INC., a Nevada corporation (a
"Subsidiary")
TERMINAL  TRUCK BROKER,  INC., an
Arkansas  corporation  (a "Subsidiary")
SOUTHERN   REFRIGERATED
TRANSPORT,   INC.,   an  Arkansas corporation
(a "Subsidiary")
TONY SMITH  TRUCKING,  INC.,  an
Arkansas  corporation  (a "Subsidiary")
COVENANT.COM, INC., a Nevada
corporation (a "Subsidiary")
HAROLD  IVES  TRUCKING  CO.,  an
 Arkansas  corporation  (a "Subsidiary")


By:_____________________________________
     Name:        Joey B. Hogan
     Title:       Treasurer

                                    EXHIBIT A


                  (i) that certain Intercompany Note Pledge Agreement dated as of December ___, 2000 in favor of the Collateral Agent for the ratable benefit of the Bank Creditors and the Noteholders executed by the Borrower;

                  (ii)  any  additional   Intercompany   Note  Pledge  Agreement
         delivered to the Collateral Agent pursuant to Article V or Section 9.19 of the Credit Agreement;

                  (iii) that certain Second Amended and Restated Parent Stock Pledge and Security Agreement dated as of December ___, 2000 by the Parent in favor of the Collateral Agent, for the ratable benefit of the Bank Creditors and the Noteholders, amending and restating that certain Amended and Restated Parent Stock Pledge and Security Agreement dated as of June 6, 2000 by the Parent in favor of the Prior Collateral Agent;

                  (iv) that certain Second Amended and Restated Guarantor Stock Pledge and Security Agreement dated as of December ___, 2000 by CTI in favor of the Collateral Agent, for the ratable benefit of the Bank Creditors and the Noteholders, amending and restating that certain Amended and Restated Guarantor Stock Pledge and Security Agreement dated as of June 6, 2000 by CTI in favor of the Prior Collateral Agent;

                  (v)  any  additional   Pledge   Agreement   delivered  to  the
         Collateral Agent pursuant to Section 9.19 of the Credit Agreement;

                  (vi) with respect to any Subsidiary Securities (as defined in the Credit Agreement) issued by a Direct Foreign Subsidiary (as defined in the Credit Agreement) of the Parent or the Borrower, any additional or substitute charge, agreement, document, instrument or conveyance, in form and substance acceptable to the Agent and the Collateral Agent, conferring under applicable foreign law upon the Collateral Agent for the ratable benefit of the Bank Creditors and the Noteholders a Lien upon such Subsidiary Securities as are owned by the Parent, the Borrower or any Domestic Subsidiary (as defined in the Credit Agreement) of the Parent or the Borrower;

                  (vii) that certain Guarantor Security Agreement dated as of December ___, 2000 by CTI and Southern Refrigerated Transport, Inc. in favor of the Collateral Agent, for the ratable benefit of the Bank Creditors and the Noteholders; and

                  (viii) any additional Security Agreement delivered to the Collateral Agent pursuant to Article V or Section 9.19 of the Credit Agreement.

                                  Exhibit 4.12

                                                                     EXHIBIT 9.6

                                PARENT GUARANTEE

1.1      Guarantied Obligations.

         The Parent hereby guaranties, irrevocably, absolutely and unconditionally as and for its own debt, until final and indefeasible payment has been made, the full and prompt payment of the principal and interest and Make-Whole Amount, if any, on all Notes at any time outstanding and the full and prompt payment of all moneys payable, and all other indebtedness owing, by the Company under this Note Purchase Agreement (collectively, the "Guarantied Obligations"), in each case when and as the same shall become due and payable, whether at maturity, pursuant to optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions of the Notes and this Note Purchase Agreement; it being the intent of the Parent that this Parent Guarantee be a guaranty of payment and not a guaranty of collection. The Parent hereby further unconditionally guaranties the full, prompt and faithful performance, keeping, observance and fulfillment by the Company of all duties, agreements, covenants and obligations of the Company contained in the Notes and in this Note Purchase Agreement.

1.2      Performance by Parent.

         The Parent agrees that its liability in this Parent Guarantee shall be immediate and shall not be contingent upon the exercise or enforcement by any holder of Notes of whatever remedies such holder may have against the Company or the Parent or the enforcement of any Lien or realization upon any security such holder may at any time possess or have available for its benefit.

         The guarantee set forth in this Parent Guarantee is a primary and original obligation of the Parent and is an absolute, unconditional, continuing and irrevocable guaranty of payment and shall remain in full force and effect without respect to future changes in conditions, including, without limitation, change of law, or any invalidity or irregularity with respect to the issuance of any obligations (including, without limitation, any of the Notes) of the Company, or with respect to the execution and delivery of any agreement (including, without limitation, any of the Note Purchase Agreements or any of the other Financing Documents) among the Company, the Parent and any one or more of the holders of Notes, or with respect to the genuineness, validity, regularity or enforceability of any of the Guarantied Obligations.

         Without limiting the scope of the foregoing, but in addition thereto, the obligations of the Parent hereunder shall not be discharged or impaired by: any default, failure or delay, willful or otherwise, in the performance of any obligations by the Company; any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any merger, consolidation, reorganization, dissolution, liquidation or winding up or change in corporate constitution or corporate identity or loss of corporate identity of the Company; impossibility or illegality of performance on the part of the Company under this Note Purchase Agreement or the Notes; in respect of the Company, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether

                                  Exhibit 9.6
or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company and whether or not of the kind hereinbefore specified; any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges, Liens or encumbrances of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Note Purchase Agreement or the Notes, so that such sums would be rendered inadequate or would be unavailable to make the payment herein provided; any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any nation or any political subdivision thereof or any other action, happening, event or reason whatsoever that shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company of any of its respective obligations under this Note Purchase Agreement or the Notes.

1.3      Waivers Subrogation; Offsets.

         The Parent does hereby waive: notice of acceptance of this Parent Guarantee; notice of any purchase of Notes issued under this Note Purchase Agreement or the extension of credit from time to time given by any holder of Notes to the Company and the creation, existence or acquisition of any of the Guarantied Obligations; notice of the amount of the Guarantied Obligations, subject, however, to the Parent's right to make inquiry at any reasonable time of any holder of Notes to ascertain the amount of the Guarantied Obligations held by such holder; notice of adverse change in the financial condition of the Company or of any other fact that might increase the Parent's risk; notice of presentment for payment, demand, protest and notice thereof as to the Notes or any other instrument; notice of default; all defenses, offsets and counterclaims that the Parent may at any time have to any claim of any holder of Notes against the Company; notice of addition of any Person as a Parent of all or a part of the Guarantied Obligations or release of any Person as a Parent of all or part of the Guarantied Obligations; and all other notices and demands to which the Parent might otherwise be entitled except to the extent that any such notices are expressly provided for in this Parent Guarantee. The Parent further waives the rights by statute or otherwise to require any holder of Notes to institute suit against the Company or to exhaust its rights and remedies against the Company or any other Parent of all or part of the Guarantied Obligations, the Parent being bound to the payment of each and all Guarantied Obligations in respect of each holder of Notes, whether now existing or hereinafter accruing, as fully as if such Guarantied Obligations were directly owing to each holder of Notes by the Parent. The Parent further waives any defense arising by reason of any disability or other defense of the Company or by reason of the cessation from any cause whatsoever of the liability of the Company in respect of the Guarantied Obligations.

         Each holder of Notes shall have, to the fullest extent permitted by law, the right of set-off in respect of any and all credits and any and all other Property of the Parent, now or at any time whatsoever with, or in the possession of, such holder for any and all obligations of the Parent hereunder. By its acceptance of any Note, each such holder shall be deemed to have agreed that,

                                  Exhibit 9.6
if it shall at any time exercise any such right of set-off, such holder shall promptly thereafter take such actions as shall be necessary to share equitably the benefit of such credits and other property with all of the holders of Notes (exclusive of Notes held by the Parent, the Company or any of their respective Subsidiaries or Affiliates).

1.4      Releases.

         The Parent consents and agrees that, without notice to it and without affecting or impairing the obligations of it hereunder, any holder of Notes may, in the manner provided in or pursuant to this Note Purchase Agreement, by action or inaction, directly or indirectly, compromise or settle, extend the period of duration or the time for the payment or discharge or performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, this Note Purchase Agreement or any documents related thereto (the "Financing Documents"), or may grant other indulgences to the Company or such parties in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Financing Documents, or may, by action or inaction, release or substitute any one or more of the endorsers or Parents of the Guarantied Obligations whether parties hereto or not, or may exchange, enforce, waive or release, by action or inaction, directly or indirectly, any security for this Parent Guarantee or any Guarantied Obligation. Further, no holder of Notes shall be under any obligation whatsoever to, or shall have any liability for failing to, obtain or perfect or to maintain, or caused to be obtained, perfected or maintained, the perfection of any security interest or other Lien on Property to secure the Guarantied Obligations or the obligations of any other Parent in respect thereof.

1.5      Marshaling; Revival of Obligations.

         The Parent consents and agrees that no holder of Notes shall be under any obligation to marshall any assets in favor of it, or against or in payment of any or all of the Guarantied Obligations. The Parent agrees to pay all expenses incurred by each holder of Notes in connection with the collecting of any sums due under this Parent Guarantee or enforcing any rights or remedies that are or may be available to it, including, without limitation, court costs, reasonable collection charges and attorneys' fees, costs and expenses. Without limiting the scope of the immediately preceding sentence and in addition thereto, if the Company or the Parent shall fail to pay when due any principal of, or Make-Whole Amount or interest on, any Note, or shall fail to comply with any other provision of any Financing Document, or if there shall be a controversy or potential controversy between the Company or the Parent and one or more holders of Notes as to any of the provisions of any of the Financing Documents, the Parent shall be liable to pay to each holder of Notes, to the extent permitted by applicable law, such further amounts as shall be sufficient to cover the reasonable costs and expenses (including, without limitation, attorneys' fees and the allocated cost of counsel for any holder of Notes who are employees of, or employees of any affiliate of, such holder) incurred by each such holder in collecting any sums due on such Notes or under any other Financing Document or in otherwise assessing, analyzing or enforcing any rights or remedies that are or may be available to it.

         The Parent further agrees that to the extent the Company makes a payment or payments to any holder of Notes, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the

                                  Exhibit 9.6
foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party or officer under any bankruptcy, reorganization, arrangement, insolvency, administration, readjustment of debt, dissolution or liquidation law of any jurisdiction, state or federal law, or any common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made and the Parent shall be primarily liable for such obligation.

1.6      No Election.

         Each holder of Notes shall have the right to seek recourse against the Parent to the full extent provided for in this Parent Guarantee and against the Company to the full extent provided for in the Notes and this Note Purchase Agreement. No election to proceed in one form of action or proceeding, or against any party (including, without limitation, any other guarantor), or on any obligation, shall constitute a waiver of the right of such holder of Notes to proceed in any other form of action or proceeding or against other parties (including, without limitation, any other Guarantor) unless such holder of Notes has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any holder of Notes against the Company or any other Guarantor under any document or instrument evidencing Guarantied Obligations shall serve to diminish the liability of the Parent under this Parent Guarantee except to the extent that such holder finally and unconditionally shall have realized payment by such action or proceeding, notwithstanding the effect of any such action or proceeding upon the Parent's right of subrogation against the Company. The Parent is fully aware of the financial condition of the Company. The Parent delivers this Parent Guarantee based solely upon its own independent investigation and in no part upon any representation or statement of any one or more of the holders of the Notes with respect thereto. The Parent is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of the Company as such Parent may deem material to its obligations hereunder, and the Parent is neither relying upon, nor expecting, any holder of Notes to furnish it any information concerning the financial condition of the Company.

1.7      Severability.

         Subject to the second paragraph of Section 1.13 of this Parent Guarantee, each of the rights and remedies granted under this Parent Guarantee to each holder of Notes in respect of the Notes held by such holder may be exercised by such holder without notice to, or the consent of or any other action by, any other holder of Notes.

1.8      Other Enforcement Rights.

         Each holder of Notes may proceed, as provided in Section 1.7 of this Parent Guarantee, to protect and enforce the guaranty of any one or more of the guarantors under this Parent Guarantee by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained in this Parent Guarantee or in execution or aid of any power herein granted or for the recovery of judgment for or in respect of the Guarantied Obligations or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

                                  Exhibit 9.6

1.9      Delay or Omission; No Waiver.

         No course of dealing on the part of any holder of Notes and no delay or failure on the part of such holder to exercise any right under this Note Purchase Agreement or the Other Agreements (including, without limitation, any rights under Section 12 thereof) or under any other Financing Document shall prejudice such holder's rights, powers and remedies hereunder. Every right and remedy given in or by this Parent Guarantee or by law to any holder of Notes may be exercised from time to time as often as may be deemed expedient by such Person.

1.10     Restoration of Rights and Remedies.

         If any holder of Notes shall have instituted any proceeding to enforce any right or remedy in this Parent Guarantee and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such holder, then and in every such case each such holder and the Parent shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former position hereunder, and thereafter the rights and remedies of such holder shall continue as though no such proceeding had been instituted.

1.11     Subordination.

         In the event that, for any reason whatsoever, the Company is now or hereafter becomes indebted to the Parent, the Parent agrees that the amount of such indebtedness and all interest thereon shall, at all times during the existence of a Default or an Event of Default, be subordinate as to time of payment and in all other respects to all the Guarantied Obligations, and that the Parent shall not be entitled so long as such Default or such Event of Default exists to enforce or receive payment thereof until all sums then due and owing to the holders of Notes in respect of the Guarantied Obligations shall have been paid in full. If any other payment, other than pursuant to the immediately preceding sentence, shall have been made to the Parent by the Company on any such indebtedness during any time that a Default or an Event of Default exists and there are Guarantied Obligations outstanding, the Parent shall hold in trust all such payments for the benefit of the holders of Notes.

1.12 Cumulative Remedies.

         No remedy under this Parent Guarantee or any of the other Financing Documents is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given thereunder.

1.13     Miscellaneous.

         The Parent (to the fullest extent that it may lawfully do so) expressly waives any claim of any nature arising out of any right of indemnity, contribution, reimbursement or any similar right in respect of any payment made under this Parent Guarantee or in connection with this Parent Guarantee, or any claim of subrogation arising with respect to any payment made under this Parent Guarantee, against the Company or the estate of the Company (including Liens on the property of the Company or the estate of the Company), in each case if, and for so long as, the Company is the subject of any proceeding brought under any
bankruptcy,    reorganization,

                                  Exhibit 9.6
arrangement, insolvency, administration, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and further agrees that it will not file any claims against the Company or the estate of the Company in the course of such proceeding in respect of the rights referred to in this Section 1.13, and further agrees that each holder of Notes may specifically enforce the provisions of this Section 1.13.

         If an Event of Default exists, then the holders of Notes (as provided in Section 12 of this Note Purchase Agreement and the Other Agreements) shall have the right to declare all of the Guarantied Obligations to be, and such Guarantied Obligations shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which have been expressly waived by each Parent, and notwithstanding any stay, injunction or other prohibition preventing such declaration (or such guarantied Obligations from becoming automatically due and payable) as against the Company. In any such event, the holders of Notes shall have immediate recourse to the Parent to the fullest extent set forth herein.

         The provisions hereof are intended to be for the benefit of all holders, from time to time, of Notes, and shall be enforceable by any such holder, whether or not an express assignment to such holder of rights hereunder shall have been made by any Purchaser or its successors or assigns.

                                  Exhibit 9.6